EXHIBIT 10.1

AGREEMENT FOR SALE AND PURCHASE

THIS AGREEMENT FOR SALE AND PURCHASE (this "Agreement") is made as of the 29th day of April, 2010 (the "Effective Date"), between LAKE CITY COMMONS RETAIL, LLC, a Georgia limited liability company ("Seller"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Purchaser").  The Effective Date shall be the date that the last of Seller and Purchaser has executed and delivered this Agreement.

RECITALS

A.

Seller is the owner of certain land in Lake City, Columbia County, Florida, consisting of approximately 9.18 acres which land is more particularly described in the attached Exhibit "A" which is incorporated herein by this reference (the "Land"), and all buildings and improvements located on the Land consisting of an approximately 66,483 square foot Publix anchored shopping center known as “Lake City Commons” (the "Improvements").

B.

Seller desires to sell the Property (as defined below) to Purchaser and retain an approximately 2.03 acre tract (the “Retained Parcel”) which is depicted on the site plan for the Shopping Center attached as Exhibit "B" and incorporated herein by this reference until such time as the Retained Parcel is developed at which time Purchaser shall purchase the Retained Parcel upon the terms and conditions to be agreed on by the parties as more fully set forth in Section 28 of this Agreement.

C.

Seller desires to sell and Purchaser desires to purchase the Property (as defined below) on the terms and conditions hereinafter set forth.

1.

Sale of Property.

On and subject to the terms, provisions and conditions set forth herein, Seller agrees to sell, assign and convey to Purchaser, and Purchaser agrees to purchase and assume from Seller all of Seller's right, title and interest in the following (collectively, the "Property"):

(A)

The Land and the Improvements;

(B)

All easements, rights-of-way, privileges, appurtenances and other rights pertaining to and benefiting the Land;

(C)

Any right, title or interest of Seller in and to any land lying in the bed of any street, road or avenue opened or proposed, public or private, adjoining and in front of the street frontage of the Land;

(D)

Any right, title or interest of Seller in and to any  and all fixtures, furniture, machinery, equipment, articles of personal property and improvements in the nature of personal property attached or appurtenant to, or located on, and used exclusively in connection with the use or operation of, or used or adapted for use exclusively in connection with the enjoyment or occupancy of, the Land, but expressly excluding trade fixtures and personal property of tenants of the Land (the items included in this subsection (D) being hereinafter collectively referred to as the "Personal Property");

(E)

All general intangibles, copyrights, trademarks, service marks and other marks and trade or business names used exclusively in the operation of the Property, including without limitation, the non-exclusive right to use the name "Lake City Commons".  Notwithstanding the foregoing, so long as

126603 v6

Seller, its successors and assigns, is the fee simple owner of the Retained Parcel, it shall have the non-exclusive right to use the name "Lake City Commons" and can market the Retained Parcel as part of "Lake City Commons";

(F)

All of Seller's interest as landlord in and to Publix Lease and the Tenant Leases (each as defined below); and

(G)

All of Seller's interest in and to the Contracts (as defined below).

2.

Purchase Price for the Property.

The purchase price (the "Purchase Price") to be paid to Seller by Purchaser for the Property is TEN MILLION FIVE HUNDRED FIFTY-SIX THOUSAND NINE HUNDRED SIXTY-SIX & 00/100 DOLLARS ($10,556,966.00), payable as provided in Section 3 of this Agreement, subject to adjustments,  prorations  and credits as hereinafter set forth.

3.

Payment of Purchase Price: Deposits.

The Purchase Price shall be paid as follows:

(A)

Within three (3) business days after the Effective Date, Purchaser shall deposit by wire transfer of immediately available funds a deposit of ONE HUNDRED FIFTY THOUSAND & 00/100 DOLLARS ($150,000.00) (said $150,000.00 being herein referred to as the “Deposit”)  in escrow with Chicago Title & Trust Company, 171 North Clark Street, Chicago, Illinois 60601, Attn:  Nancy Castro (“Escrow Agent”).  A portion of the Deposit in the sum of One Hundred and No/100 Dollars ($100.00) (“Option Fee”) shall be nonrefundable and paid to Seller pursuant to this Section 3 (A) as full payment and independent consideration for Purchaser’s option to terminate this Agreement during the “Study Period” (as herein defined). In the event of termination of this Agreement by Purchaser, the Option Fee shall be deducted from the Deposit and shall be disbursed to Seller by Escrow Agent. The Option Fee shall be applied to the Purchase Price at Closing.  The Deposit shall be held in escrow by Escrow Agent under the terms and provisions of this Agreement as the Deposit.  All funds deposited with the Escrow Agent as provided in this paragraph shall be placed in an interest bearing account in a federally insured banking institution, provided that Purchaser executes and delivers to Escrow Agent all forms required by such banking institution, including a W-9 form.  Any interest earned on the Deposit shall be paid or credited to Purchaser at Closing, or if this transaction shall not close, then shall be paid to the party entitled to receive the Deposit under the terms of this Agreement (without regard for payment of the Option Fee).  If this transaction closes, the Deposit shall be paid to Seller and applied to the cash due at Closing.  In the event that Purchaser elects to purchase the Property as part of a Section 1031 exchange, in accordance with the terms of Section 26 below, Purchaser shall have the right to replace the Deposit with 1031 exchange proceeds in the amount of original Deposit prior to Closing and Seller agrees to cooperate with Purchaser in connection with the replacement of the Deposit. In the event Purchaser has not terminated this Agreement on or before the Termination Date (as hereinafter defined), except as specifically provided otherwise herein, the Deposit shall be non-refundable to Purchaser.

(B)

The Purchase Price, subject to adjustments, prorations and credits hereinafter provided (the "Cash to Close"), shall be paid at closing by wire transfer of immediately available funds to a bank account designated by Seller.

4.

Purchaser's Investigation.

(A)

During the period (the "Study Period") commencing on the Effective Date and ending at 6:00 p.m. Eastern Time on the thirtieth (30th) business day following the Effective Date (the "Termination Date"), Purchaser shall have the right (subject to the terms of  the Publix Lease and the other Tenant Leases) to inspect, investigate, test and examine, at Purchaser's expense, all aspects, matters and conditions relating to the Property and the Purchaser's intended use thereof (individually or collectively, as the context requires or permits, "Investigations"), including, but not limited to, zoning, the presence of hazardous or toxic substances, soil conditions, the condition of all structures and improvements on the Property, availability of utilities, governmental requirements and restrictions affecting the Property, and to conduct interviews with tenants of the Property and Seller's personnel involved in the management of the Property. The Investigations shall be conducted in a reasonable manner and so as not to unreasonably interfere with the operation of the business of the tenants on the Property.  Investigations shall be permitted at all reasonable times upon one business day’s reasonable prior written notice to Seller, affording Seller the opportunity to have a representative present at any Investigations conducted on the Property.  All Investigations shall be conducted by parties qualified and, where applicable, licensed, to conduct such Investigations. Purchaser shall not conduct any invasive testing without the consent of Seller, not to be unreasonably withheld.  Purchaser is aware that a portion of the Property contains a ground water remediation system which has been installed and is operated by Conoco Phillips and, without limiting the prior restrictions regarding invasive testing, any environmental testing with respect to that portion of the Property upon which such system is located is subject to the approval of, and must be coordinated with, both Seller and Conoco Phillips. Provided Seller has approved the proposed testing, Seller, at no expense to Seller, will cooperate with Purchaser in obtaining such approvals from Conoco Phillips.   Seller shall cooperate with the Purchaser and provide Purchaser and any party employed or engaged by Purchaser to perform any Investigations on the Property ("Purchaser's Representatives") with access to the Property for such Investigations (including tenant interviews) at all reasonable times through the Termination Date.  After the performance of any Investigations, Purchaser shall promptly restore any damage to the Property to substantially the same condition as existed prior to the conduct of said Investigations, and this obligation of Purchaser shall survive any termination of this Agreement. Notwithstanding anything to the contrary contained herein, access to the Property and all of the foregoing provisions regarding access and testing shall be subject to the terms of the Publix Lease and other Tenant Leases, respectively, and (without limitation) Purchaser shall obtain the permission of Publix and the other tenants in order to access any non-public areas of their respective buildings.  Seller shall cooperate with Purchaser in efforts to obtain such permission from Publix and the other tenants.  Purchaser shall indemnify, defend and hold Seller harmless from any and all damage, costs or liens arising or claimed as a result of any such activity by Purchaser, its employees, agents and contractors on or with respect to the Property and from any claims, loss or damage (including, without limitation, reasonable attorney's fees and costs, whether at the trial or appellate level), suffered by Seller as a result of the entry, inspection, and other activities of the Purchaser or of any party employed or engaged by Purchaser to perform any Investigations on the Property, and this obligation shall survive Closing or any termination of this Agreement; provided that, except for any claim for indemnification by Purchaser made by Seller that in turn pertains to a claim made against Seller by a third party (as to which the following limitation shall not pertain), no claim for indemnification may be pursued against Purchaser pursuant to the provisions hereof unless Seller shall have given Purchaser notice of its claim for indemnification on or before the date that is the sixth (6th) month anniversary of, as applicable, Closing or the termination of this Agreement (or, if such date falls upon a Saturday, Sunday or legal holiday, the following business day).

(B)

Within five (5) business days after the Effective Date, Seller shall deliver to Purchaser by either by giving Purchaser electronic access to the CBRE ftp site or on CD the following documents to the extent in Seller's possession or control:

(i)

The most recent as built surveys of the Property in Seller's possession;

(ii)

A site plan of the Property;

(iii)

Copies of Geotechnical Reports for the Property prepared by Professional Service Industries, Inc. and Cal-Tech Testing, Inc. (excluding construction compaction reports);

(iv)

Copies of the Environmental Reports for the Property defined in Subsection 5 (I) and the Remediation Agreements defined in Section 22;

(v)

Copies of the real estate tax bills for 2009 and 2010;

(vi)

A copy of that certain Amended And Restated Restrictive Covenants and Easement Agreement dated December 17, 2007 (the “REA”);

(vii)

Copies of all current  written vendor contracts for common area maintenance listed on Exhibit “C” attached hereto;

(viii)

Monthly Financial Statements through March 31, 2010;

(ix)

Current Aged Receivables Report;

(x)

2009 and year to date 2010 income and expense statements;

(xi)

A copy of Seller’s most recent title insurance policy;

(xii)

A copy of the Lease Agreement between Seller and Publix dated June 12, 2007, that certain First Amendment to Lease dated January 23, 2008 and that certain Second Amendment to Lease dated March 13, 2009 (collectively the "Publix Lease"); and

(xiii)

Copies of the leases (the “Tenant Leases”; the Tenant Leases and the Publix Lease being herein sometimes collectively referred to as the "Leases") of all tenants other than Publix currently occupying the Property.

Seller shall also deliver to Purchaser those items described on the checklist attached as Exhibit “M” (the “Due Diligence Checklist”), together with any other items reasonably requested by Purchaser to the extent such items are within the possession and control of Seller.  All of the materials to be delivered by Seller to Purchaser pursuant to this Section 4(B) are collectively referred to as “Seller’s Deliveries.”  Notwithstanding any contrary provision hereof, the failure of Seller to provide any materials contemplated hereby, so long as not a deliberate failure to disclose, shall not be a default by Seller hereunder.

(C)

Prior to the Termination Date, Purchaser shall have the right, in its sole and absolute discretion, for any reason or no reason, to give written notice of termination to Seller and Escrow Agent in the manner hereinafter provided for the giving of notice, advising Seller of Purchaser's election to terminate this Agreement.  Such notice shall be effective only if given by Purchaser on or before the Termination Date.  If notice of termination is given by Purchaser to Seller and Escrow Agent in accordance with the provisions of this subsection on or before the Termination Date, then this Agreement shall terminate, the Escrow Agent shall refund the Deposit (and all interest earned thereon) to Purchaser (except for the Option Fee, which shall be paid to Seller at such time as consideration for the rights afforded Purchaser under this Agreement), and the parties shall be relieved of any further liability or obligation under this Agreement, except for such obligations as are expressly stated to survive termination.

(D)

Pursuant to the Publix Lease, Publix has a right of first offer to Purchase the Property. Publix has previously declined to purchase the Property when it was offered to Publix at a price in equal to the Purchase Price on July 22, 2009, therefore pursuant to Section 48.01 of the Publix Lease, no further notice is required in order to sell the Property before July 22, 2010.

(E)

During the period commencing on the Effective Date and ending on the Termination Date, Seller, Publix and Purchaser shall negotiate in good faith and with due diligence to finalize a supplemental Restrictive Covenants and Easement Agreement (the "Supplemental REA"), to be executed at the Closing concerning the Retained Parcel, which Supplemental REA in order to allow the full development of the Retained Parcel, among other things, shall provide:

(i) for reciprocal easements for utilities, parking and access with respect to the Property and the Retained Parcel;

(ii) that Seller, its successors and assigns, shall have the right to provide cross access easements to property adjacent to the eastern property line of the Retained Property in order to use the common area driveways;

(iii) that until such time as a building is constructed on the Retained Parcel, the owner of the Retained Parcel shall be responsible only for keeping the Retained Parcel mowed and free of junk and other debris and paying for insurance and real estate taxes on the Retained Parcel;

(iv) that at such time as a building is constructed on the Retained Parcel, the owner of the Retained Parcel shall be treated substantially the same as an Outparcel as defined in the REA; and

(v) until such time as the Tax Parcel Separation is complete, that the owner of the Retained Parcel will pay to Purchaser the real property taxes allocable to the Retained Parcel, not later than thirty (30) days prior to the due date.

(F)

If Purchaser terminates this Agreement for any reason whatsoever, Purchaser shall promptly return all of Seller's Deliveries to Seller, without retaining copies thereof, such obligation of Purchaser to survive termination of this Agreement.

(H)

Except for the covenants, representations, and warranties made by Seller in this Agreement and as otherwise expressly set forth in this Agreement or in the documents to be executed by Seller at Closing (the "Closing Documents"), the Property is being sold and conveyed to Purchaser “as is” “where is” and “with all faults.” By proceeding with the acquisition of the Property following the Study Period, Purchaser will be confirming that it has investigated to its satisfaction, within the terms and conditions set forth herein, all matters with respect to the Property that Purchaser deems relevant, and that Purchaser is acquiring the Property in “as is” condition, subject only to the express covenants, representations, and warranties made by Seller in this Agreement that survive the Closing and to the terms of the Closing Documents.  This provision shall survive the Closing.

5.

Seller's Representations.

Seller represents to Purchaser that as of the Effective Date:

(A)

Seller has full right, power and authority to enter into and perform its obligations under this Agreement, including, without limitation, the authority to convey good and marketable title to the Land to Purchaser, subject to the Permitted Exceptions (as defined below).  The execution and delivery of this Agreement by Seller, and the performance of this Agreement by Seller, have been duly authorized by Seller, and this Agreement is binding on Seller and enforceable against Seller in accordance with and subject to its terms.

(B)

Seller has not actually received any written notice alleging that it is in default under the Publix Lease, the Tenant Leases or any other documents, recorded, unrecorded or referred to in the Permitted Exceptions and affecting title to the Property, or under any of the Contracts (as defined below), if any.

(C)

Seller has not entered into any contracts of any kind relating to the management, leasing, operation, maintenance or repair of the Property that are currently in effect, except those listed on Exhibit "C," (the “Contracts”), the Leases and the Remediation Agreements hereafter described.

(D)

Seller has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Seller’s creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Seller’s assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Seller’s assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally.

(E)

Seller is a "United States Person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended, and shall execute and deliver an "Entity Transferor" certification at Closing.

(F)

To the best of Seller’s actual knowledge and belief, other than the right of first offer granted to Publix under the Publix Lease, the Property is not subject to any unrecorded right of first refusal or option to purchase by any third party and, except for the right of Purchaser to acquire the Property pursuant to this Agreement and the rights of Publix under the Publix Lease, no other person, firm or entity has any right to acquire all or any portion of the Property or any interest therein.

(G)

To the best of Seller's actual knowledge and belief, the Leases are in full force and effect according to the terms set forth therein.  The rent roll attached hereto as Exhibit "D" (the "Rent Roll") is certified by Seller as true and correct in all material respects to the best of Seller's actual knowledge and belief.  Except as set forth in the Rent Roll or in the Publix Lease or the Tenant Leases, or as otherwise disclosed to Purchaser in writing, the Leases have not been modified or amended.  To the best of Seller's actual knowledge and belief, with respect to the Publix Lease and the Tenant Leases, all required tenant improvements have been completed, and all allowances, cash or other inducements, rent abatements   have been paid.  Except as otherwise set forth in the Publix Lease and the Tenant Leases, to the best of  Seller’s actual knowledge and belief (i) the tenants have asserted no written offsets, defenses or claims against rent payable by them or other performance or obligations otherwise due from them under the leases; (ii) there have been no concessions, of any nature, granted to any tenants that will remain applicable from and after the Closing; (iii) neither base rent, nor regularly payable estimated tenant contributions or operating expenses, insurance premiums, real estate taxes, common area charges, and similar or other "pass through" or non-base rent items including, without limitation, cost-of-living or so-called "C.P.I." or other such adjustments (collectively, "Additional Rent"), nor any other item payable by any tenant under any lease has been heretofore prepaid for more than one month; (iv) no tenant or any other party has asserted any written claim (other than for customary refund at the expiration of a lease) which remains pending to all or any part of any security; and (v) Seller is not in default under the Publix Lease or any of the Tenant Leases.

(H)

To Seller’s best actual knowledge and belief, there are no brokers' commissions, finders' fees, or similar charges payable or to become payable to any third party on behalf of Seller as a result of or in connection with any Lease term currently in effect, including exercised options to renew.

(I)

To Seller's best actual knowledge and belief, except as disclosed in those certain environmental reports referenced in Exhibit “E” attached hereto (said reports together with all information on record with the State of Florida Environmental Protection (“FDEP”) concerning former Conoco Store No. 090021, FEDP Facility No. 12-8519199 being herein referred to as the “Environmental Reports”)  (i) there are no Hazardous Materials (as defined in Section 22 of this Agreement) at or on the Property, except in compliance with applicable Environmental Laws (as defined in Section 22 of this Agreement), and (ii) there is no pending or threatened litigation or proceeding before any administrative agency in which any person or entity alleges the violation or threatened violation of any Environmental Laws at the Property.

(J)

To Seller’s best actual knowledge and belief, at Closing there will be no storage tanks located on the Property, either above or below ground, nor any underground pipes or lines (other than those pipes and lines associated with the ground water remediation system (the “Remediation System”) which has been  installed by Conoco Phillips Company on the Property and except for lines for electrical, telephone, cable, gas, sewer, water or other utilities serving the Property and the Shopping Center and/or public utility companies).

(K)

Seller has not received any written threat or notice of any actions, suits, or proceedings alleging any violation of any governmental approvals or any violation of building codes and/or zoning ordinances or any other applicable laws, statutes, ordinances or other governmental regulations with respect to the Property, including (without limitation) the Americans With Disabilities Act ("ADA"), that have not previously been fully cured and resolved.  Furthermore, Seller has no actual knowledge of any third party threatening an ADA suit.  If after the Effective Date and prior to Closing Seller shall receive written notice of any such violation ("New Violation"), Seller shall notify Purchaser of such New Violation. If Seller shall fail to cure such New Violation, Purchaser shall have the option either (i) to terminate this Agreement by written notice to Seller and Escrow Agent, whereupon this Agreement shall terminate, the Deposit, together with all interest earned thereon, shall be returned to Purchaser by Escrow Agent (except for the Option Fee, which shall be paid to Seller at such time as consideration for the rights afforded Purchaser under this Agreement), and both parties shall be released of all further obligations hereunder except those specifically provided to survive termination, or (ii) to accept title to the Property subject to any such New Violations and close without any adjustment of the Purchase Price.

(L)

All required sales tax filings previously due for the Property have heretofore been filed, and all associated sales taxes previously due in respect thereof have been paid.

All representations and warranties made in this Agreement shall survive the Closing for a period of one (1) year following the Closing (the "Survival Period").

6.

Purchaser's Representations.

Purchaser represents to Seller that, as of the Effective Date:

(A)

Purchaser has full authority to execute, deliver and perform this Agreement and has obtained all consents of any other party that are required for such purpose, if any.  The execution and delivery of this Agreement by Purchaser, and the performance of this Agreement by Purchaser, have been duly authorized by Purchaser, and this Agreement is binding on Purchaser and enforceable against Purchaser in accordance with and subject to its terms.

(B)

All action required pursuant to this Agreement that is necessary to effectuate the transaction contemplated herein will be taken promptly in good faith by Purchaser, and Purchaser shall furnish Seller with such further assurances as are reasonably required in connection with the effectuation of the Closing of this transaction.

(C)

Purchaser has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Purchaser’s creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Purchaser’s assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Purchaser’s assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally.

7.

Covenants of Seller and Purchaser.

As a material inducement to Purchaser to enter into this Agreement, Seller hereby covenants unto Purchaser that, from and after the Effective Date hereof and thereafter so long as this Agreement is in full force and effect:

(A)

Seller  will refrain from:  (i) making any material changes on or about the Property other than as required by this Agreement, the Publix Lease or the Tenant Leases, the REA or applicable governmental laws or regulations; (ii) creating, incurring or permitting to exist any mortgage, lien, pledge or other encumbrance in any way affecting the Property which is not in existence as of the date of this Agreement and that cannot be released in connection with Closing hereunder; (iii) committing any waste on the Property; or (iv) (subject to the Publix right of first refusal) conveying, or entering into a contract for the conveyance of, any interest (fee or leasehold) in the Property, except in accordance with the provisions of clause (F) below. Notwithstanding the foregoing, Seller shall be permitted to enter into letter(s) of intent or leases for the lease and/or development of the Retained Parcel;

(B)

Seller shall not create or agree to create any matter affecting title to the Property without the prior written consent of Purchaser, except to the extent required by this Agreement, the Publix Lease, the Tenant Leases, the REA or applicable governmental laws or regulations;

(C)

Seller shall take no action that would cause its insurance policies relating to the Property not to remain continuously in force through and including the Closing Date;

(D)

Seller shall maintain, operate and manage the Property generally in the same manner in which it is being operated as of the Effective Date; and shall perform, when due, all of Seller's obligations under the Leases, Contracts and other agreements relating to the Property.

(E)

Except as otherwise specifically provided in this Agreement, the Publix Lease, the Tenant Leases or the REA, Seller has paid or will pay in full, prior to Closing, all bills and invoices for labor, goods, material and services of any kind relating to the Property and all utility charges relating to the Property with respect to the period prior to Closing.  Any alterations, installations, decorations and other work commenced before Closing will be completed and paid for prior to Closing.

(F)

Seller shall not enter any new leases, terminate any existing leases or agree to renew any leases with respect to the Property without Purchaser's prior written consent, not to be unreasonably withheld, delayed or conditioned.

(G)

Seller shall not enter into any new service, management, maintenance, employment, or other contracts or amend any contracts with respect to the Property from the Effective Date to the date of Closing, without the prior written consent of Purchaser, not to be unreasonably withheld, delayed or conditioned; provided, however, that Seller shall be entitled to enter into any such contracts or amendments so long as  same are provided to Purchaser during the Study Period and are terminable upon thirty (30) days written notice  and provided that Purchaser is not responsible for any termination or cancellation fees or other charges associated with such new contracts.

(H)

Seller and Purchaser shall exercise good faith, commercially reasonable efforts to negotiate the Supplemental REA.

(I)

Promptly following the Effective Date, Seller shall, at its sole cost and expense, take all steps reasonable and necessary to cause the Retained Parcel to be taxed as a separate parcel (the “Tax Parcel Separation”) with such Tax Parcel Separation to be completed as quickly as possible following the Effective Date.

(J)

Seller agrees, at Purchaser's expense, to cooperate fully with Purchaser and Purchaser's representatives to facilitate Purchaser's evaluations and reports, including at least a one (1) year audit of the books and records of the Property that qualify, comply with and can be used in a public offering. At Closing, Seller shall execute and deliver to Purchaser an audit representation letter in the form attached as Exhibit “R”.

8.

Conditions Precedent.

The occurrence of the events or conditions set forth below or the written waiver thereof by Purchaser (except with respect to Subsections 8 (F) and (G) which condition can only be waived by both Purchaser and Seller) shall be conditions precedent to Purchaser's obligation to close the transaction contemplated by this Agreement (the conditions set forth in Subsections 8 (A), (B), (C), (D) and (E)  shall be deemed a "Closing Condition Precedent" and collectively, the "Closing Conditions Precedent"). The occurrence of the event or condition set forth in Subsections 8 (F) and (G) below or the written waiver thereof by both Purchaser and Seller shall be a condition precedent running to the benefit of both Purchaser and Seller such that same must be satisfied or waived jointly by Seller and Purchaser prior to the expiration of the Study Period (said condition being a "Pre-Closing Condition Precedent").

(A)

At Closing, the representations and warranties set forth in this Agreement by Seller shall be true and correct in all material respects, and Seller shall have complied, in all material respects, with each of its covenants set forth herein.

(B)

Seller shall have (i) obtained and delivered to Purchaser executed estoppel certificates from Publix and the other tenants of the Property (and lease guarantors, if applicable), each dated no earlier than thirty (30) days prior to the Closing Date, in a form mutually acceptable to each such tenant and Purchaser, and, in any case, not containing (a) any information that is materially inconsistent with the estoppel certificate  provided to such tenant by Seller prepared on Purchaser’s standard tenant estoppel form, a copy of which is attached as Exhibit “O” (the “Estoppel Certificates”), or (b) a statement that either Tenant or Seller is in default under such tenant's respective Lease and (ii) obtained and delivered to Purchaser executed subordination, non-disturbance and attornment agreements from Publix and the other tenants of the shopping center substantially in the form attached to each such tenant's respective Lease or in a form mutually acceptable to each such tenant and Purchaser (the "SNDAs").  Such Estoppel Certificates and SNDAs shall be provided to Purchaser at least two (2) business days prior to the Closing Date (the "Estoppel and SNDA Deadline").  If Seller is unable to obtain and deliver to Purchaser the executed Estoppel Certificates and SNDAs at least two (2) business days prior to the Closing Date, Purchaser shall have the right to (1) terminate this Agreement by notice to Seller and Escrow Agent and receive a return of the Deposit and all interest earned thereon from Escrow Agent (except for the Option Fee, which shall be paid to Seller at such time as consideration for the rights afforded Purchaser under this Agreement), whereupon the parties shall be relieved of any further liability or obligation under this Agreement, except for such obligations as are expressly stated to survive termination; (2) extend the Estoppel and SNDA Deadline by twenty (20)  days, in which case the Closing Date shall be extended by the same time period; or (3) proceed to close, without a Purchase Price reduction and waive the foregoing requirement, provided that if Purchaser agrees to proceed to close Seller shall deliver the landlord's certificate described in Section 8(C) below as to each Estoppel Certificate that was not obtained.  If Purchaser elects to extend the Estoppel and SNDA Deadline as aforesaid, and if Seller still is unable to obtain and deliver to Purchaser the executed Estoppel Certificates and SNDAs on or before the extended Estoppel and SNDA Deadline, then in such case Purchaser shall elect either of the remedies in clauses (1) and (3) above, and shall have no further rights of extension absent agreement of Seller to the contrary at such time.  Seller shall use reasonable, diligent and good faith efforts to obtain the Estoppel Certificates and SNDAs, but any inability by Seller to obtain same shall not be a default by Seller hereunder.

(C)

If Purchaser elects to close notwithstanding Seller's failure to obtain Estoppel Certificates, Seller shall deliver to Purchaser at least two (2) business days prior to the Closing Date a landlord's certificate as to any tenant which failed to deliver an Estoppel Certificate in accordance with Section 8(B) above, which landlord's certificate shall contain, to the best of Seller's knowledge, substantially the same information as contained in the Estoppel Certificate delivered to such tenant to the extent such information is true.

(D)

At Closing, all of the tenants listed on the Rent Roll attached as Exhibit “D” (a) being open for business in their respective premises and paying full rent and additional charges; (b) not subject to any bankruptcy or other insolvency proceeding; and (c) not in default under their lease.

(E)

Prior to Closing, Title Company having issued to Purchaser its proforma Title Policy, subject only to the Permitted Exceptions and including the Required Endorsements (as defined below).

(F)

Prior to the expiration of the Study Period, Purchaser, Seller and (if required) Publix all approving the form of the Supplemental REA.

(G)

Prior to Closing, Seller having either successfully subdivided the Property and the Retained Parcel or received appropriate documentation satisfactory to both Purchaser and Seller that the Property and the Retained Parcel do not need to be platted in order for Seller to convey the Property to Purchaser or for Seller to develop the Retained Parcel after Closing.

(H)

Purchaser shall, have the right to waive in writing any of the Closing Conditions Precedent set forth in this Section 8, in whole or in part.  If all of the Closing Conditions Precedent have not been satisfied or waived, in whole or in part, at least two (2) days  prior to Closing, Purchaser shall have the right (a) to terminate this Agreement by giving written notice thereof to Seller and Escrow Agent at or before Closing specifying the condition not satisfied or waived, in which event, Escrow Agent shall return the Deposit held by Escrow Agent, together with interest earned thereon, if any, to

Purchaser (except for the Option Fee, which shall be paid to Seller at such time as consideration for the rights afforded Purchaser under this Agreement), and the parties shall be released, of all further obligations each to the other under this Agreement (other than those which by their specific terms are to survive a termination of this Agreement) or (b) extend the Closing by up to twenty (20) days, or (c) proceed to Closing without adjustment of the Purchase Price, whereby the Closing Conditions Precedent not otherwise satisfied shall be deemed waived. If the Pre-Closing Condition Precedent has not been satisfied or waived by both Purchaser and Seller, Purchaser or Seller shall have the right  to terminate this Agreement by giving written notice thereof to the other and Escrow Agent on or before the last day of the  Study Period, in which event, Escrow Agent shall return the Deposit held by Escrow Agent, together with interest earned thereon, if any, to Purchaser (except for the Option Fee, which shall be paid to Seller at such time as consideration for the rights afforded Purchaser under this Agreement), and the parties shall be released, of all further obligations each to the other under this Agreement (other than those which by their specific terms are to survive a termination of this Agreement).

9.

Title.

(A)

Seller agrees to convey good, marketable and insurable fee simple title to the Land to Purchaser on the Closing Date, subject only to the Permitted Exceptions (as defined below).

(B)

Purchaser shall obtain a title commitment (the "Title Commitment") for the Property from Chicago Title Insurance Company, National Business Unit, 171 North Clark Street, Chicago, Illinois 60601 (the “Title Company”) within ten (10) days after the Effective Date and shall promptly (and in any case by the end of the hereafter defined Title Review Period) provide to Seller a copy of the Title Commitment together with copies of all matters shown as exceptions therein.  Purchaser will have until the date that is fifteen (15) business days following its receipt of both the Title Commitment and the Survey (as hereinafter defined)  (the “Title Review Period”), to review same and to object to any title or survey matters or to request endorsements, including, but not limited to, the endorsements described on Exhibit “P” (the “Required Endorsements”).  If Purchaser shall have any objections to the Title Commitment or Survey, Purchaser shall notify Seller in writing prior to the end of the Title Review Period and each such item will be referred to as a "Title Objection."  Seller shall respond to Purchaser's Title Objections within five (5) days after receipt of same and indicate which Title Objections it will cure and which Title Objections it will not cure (any Title Objection(s) which Seller does not elect in writing  to cure shall be deemed a “Permitted Exception” accepted by Purchaser, if Purchaser does not terminate this Agreement on or before the end of the Study Period in accordance with the provisions of Section 4(D) hereinabove).  Failure by Seller to respond to Purchaser's notice with regard to any Title Objection(s) raised therein shall be deemed election by Seller not to cure any matter(s) for which no response is given.  Subject only to the further provisions hereof regarding Monetary Liens, Seller has no obligation to cure any Title Objection(s), but if Seller elects to endeavor to cure any Title Objection(s) raised by Purchaser, Seller shall exercise commercially reasonable efforts to eliminate all such Title Objection(s) it so agrees to attempt to cure prior to Closing.  Notwithstanding the foregoing, Seller shall have the absolute obligation to discharge of record prior to or at Closing, by payment, bonding or otherwise, all monetary judgments, violations, liens and mortgages which can be discharged by the payment of money or bonding (collectively, "Monetary Liens"); provided, however, that Seller’s aggregate monetary liability for any and all such judgment liens or violations (other than those caused by the voluntary acts of Seller), shall be limited to an aggregate maximum amount of $100,000.00 less any amount actually expended by Seller at or before closing in removal of Monetary Liens (except mortgages).  In all events, except as otherwise expressly provided herein to the contrary, the Deposit and Purchaser's obligation to close shall be subject to Seller's ability to (i) satisfy  those Title Objection(s) which Seller elects in writing to cure and (ii) to pay and discharge all Monetary Liens against the Property.  In the event that Seller fails to cure all Title Objections it agrees to cure and remove all

Monetary Liens prior to Closing, as provided above, Purchaser shall have the right to either: (a) notify Seller that it accepts title subject to the uncured Title Objections (which shall then become "Permitted Exceptions" hereunder) and/or Monetary Liens and proceed to close without reduction of the Purchase Price on the transaction notwithstanding the existence of the Title Objections and/or Monetary Liens and, in the case of Monetary Liens only, receive a credit in the amount of all Monetary Liens that have not been removed (provided that such credit for Monetary Liens (except mortgages) may never exceed $100,000.00 less any amount actually expended by Seller at or before closing in removal of Monetary Liens [except Mortgages]); or (b) terminate this Agreement by notice to Seller and Escrow Agent, in which event the Deposit and all interest earned thereon (except for the Option Fee, which shall be paid to Seller) shall be returned to Purchaser by Escrow Agent and this Agreement shall be null and void (and the parties shall be released of and from all further obligations each to the other under this Agreement), except as may be otherwise provided herein.

(C)

In the event any matter arises subsequent to the effective date in the Title Commitment or is not disclosed in the Title Commitment, or any new survey matter arises subsequent to the date of the initial draft of the Survey, Purchaser shall have ten (10) days after receipt of such matter to review same and notify Seller in writing of any objection to same.  Any such matter to which Purchaser timely objects, shall become part of the Title Objections.  Seller shall use reasonable good faith efforts to cause any such additional Title Objections to be cured prior to Closing, failing which Purchaser shall have the option of: (i) accepting such additional matter as a Permitted Exception and closing hereunder without adjustment of the Purchase Price (except that Purchaser shall have the same rights set forth in subsection (B) above with regard to Monetary Liens); or (ii) terminating this Agreement by written notice to Seller and Escrow Agent, in which case the Deposit, together with the interest earned thereon, shall be returned to Purchaser by Escrow Agent (except for the Option Fee, which shall be paid to Seller at such time as consideration for the rights afforded Purchaser under this Agreement), and Purchaser and Seller shall each be relieved of all obligations under this Agreement, except for those expressly stated to survive termination.

(D)

Any matters reflected in the Title Commitment or Survey to which Purchaser does not timely object or that Purchaser agrees to accept in accordance with this Section 9 shall be deemed a "Permitted Exception" or collectively “Permitted Exceptions”, and the Permitted Exceptions likewise shall include the Supplemental REA contemplated by this Agreement.

10.

Survey.

Seller has delivered to Purchaser prior to the date hereof a survey for the Property prepared by Donald F. Lee & Associates, Inc. dated August 13, 2009 (the “Prior Survey”).  Within fifteen (15) days following the Effective Date, Seller shall deliver to Purchaser a revised Survey (the “Survey”) which complies in all respects with the requirements described in Exhibit “Q” (the “Survey Requirements”).  If the Survey shows any encroachment on the Land or that Improvements in fact encroach on set back lines, easements, or lands of others, or violates any restriction or applicable governmental regulation, or Purchaser has any other concern regarding the Survey, and Purchaser objects to the same in writing prior to the expiration of the Title Review Period, the same shall be treated as a Title Objection as set forth in Section 9 above.

11.

Closing.

The closing of the transaction contemplated by this Agreement (the "Closing") shall be held on the date that is five (5) business days after the Termination Date or such other date as may be mutually agreed to by the parties (the actual date of closing being referred to herein as the "Closing Date").

Closing shall be held at the offices of the Escrow Agent or, by mail, overnight delivery or courier service.  At Closing, Purchaser shall pay the Cash to Close as provided in Section 3(B).

(A)

At Closing, Seller shall execute and/or deliver (as applicable) to Purchaser:

(i)

An updated Rent Roll certified by Seller as true and correct in a form mutually acceptable to the parties.  (At the request of Purchaser made not later than ten (10) days prior to Closing, Seller shall also deliver a copy of the updated, certified Rent Roll to Purchaser not later than the date that is five (5) days prior to Closing);

(ii)

A Special Warranty Deed (in the form of Exhibit "F" attached hereto and by this reference made a part hereof);

(iii)

a Bill of Sale conveying any personal property (in the form of Exhibit "G" attached hereto and by this reference made a part hereof);

(iv)

An Assignment and Assumption of Leases and Security Deposits (in the form attached hereto as Exhibit "H" attached hereto and by this reference made a part hereof);

(v)

An Assignment and Assumption of Intangible Property, including, without limitation, the Contracts (in the form of Exhibit "I" attached hereto and by this reference made a part hereof);

(vi)

An Affidavit (in the form attached hereto as Exhibit "J and by this reference made a part hereof) sufficient to exempt the transaction from the withholding provisions of the Foreign Investment In Real Property Tax Act, establishing that Seller is not a "foreign person";

(vii)

An Affidavit substantially in the form attached hereto as Exhibit "K" and by this reference made a part hereof (modified as required to establish for purposes of title insurance that there are no construction liens or potential construction liens, that all applicable sales tax reports have been made and sales taxes paid on the rents collected by Seller; that there are no parties in possession or having rights of possession other than tenants under the Publix Lease and the Tenant Leases as tenants only and that nothing has occurred nor has Seller executed any instrument subsequent to the effective date of the Title Commitment affecting title to the Property that has not been approved by Purchaser);

(viii)

The Supplemental REA;

(ix)

Originals and/or true and correct copies of Publix Lease and the Tenant Leases and lease files, permits, licenses and certificates of occupancy affecting the Property, in all cases in Seller's possession (or in possession of the property manager) which shall be delivered at the Property;

(x)

All documents and instruments reasonably required by the Title Company to issue the Title Policy and consistent with the terms of this Agreement;

(xi)

Possession of the Property to Purchaser subject to the rights of tenants under the Publix Lease and the Tenant Leases, and subject as well to the Permitted Exceptions;

(xii)

Notice to the tenants of the Property of the transfer of title to Purchaser and directing payment of all rents accruing after the Closing Date to be made to Purchaser or at its direction (in the form of Exhibit "L" attached hereto and by this reference made a part hereof);

(xiii)

Any transfer tax affidavits required by law;

(xiv)

Keys to all locks located in the Property, to the extent in Seller's possession or control;

(xv)

1099 form;

(xvi)

Audit Representation Letter in a form substantially as attached hereto as Exhibit "Q", modified as appropriate to reflect then current facts;

(xvii)

All documents and instruments reasonably required by the Title Company from Seller to issue the Title Policy;

(xviii)

The Publix Real Estate Tax Escrow Agreement, as described in Section 12(A)(i); and

(xix)

All documents reasonably necessary in connection with the Earnout (as defined below).

(B)

At Closing, Purchaser shall execute and /or deliver (as applicable), to Seller:

(i)

The Cash to Close;

(ii)

The Assignment and Assumption of Leases and Security Deposits;

(iii)

The Assignment and Assumption of Intangible Property;

(iv)

The Supplemental REA;

(v)

All documents and instruments reasonably required by the Title Company from Purchaser to issue the Title Policy;

(vi)

The Publix Real Estate Tax Escrow Agreement, as described in Section 12(A)(i); and

(vii)

All documents reasonably necessary in connection with the Earnout (as defined below).

Purchaser and Seller shall execute and deliver at Closing counterpart closing statements and such other documents as are reasonably necessary to consummate the transaction contemplated by this Agreement on the terms set forth herein.  All documents to be executed and/or delivered at Closing, except those attached as exhibits to this Agreement, shall be in form and content reasonably acceptable to Seller and Purchaser.

12.

Prorations/Credits.

(A)

Prorations.  Not less than five (5) business days prior to Closing, Seller shall provide to Purchaser such information and verification reasonably necessary to support the prorations and adjustments under this Section 12.  The items in subsections (i) through (vi) of this Section 12 shall be prorated between Seller and Purchaser as of the day immediately preceding the Closing Date, the Closing Date being a day of income and expense to Purchaser:

(i)

Taxes.  Real estate and personal property taxes for the Property for the year of Closing shall be prorated between Seller and Purchaser as of the day immediately preceding the Closing Date based on the number of days in the tax authority fiscal year that each party owns the Property.  If the real estate and personal property taxes for the year of Closing are unknown at the date of Closing, the tax proration shall be derived by multiplying the applicable millage rate or rates by the assessed building and land value of the Property at the time of sale according to the Columbia County Property Assessor, and at the request of either party the taxes for the year of Closing shall be re-prorated and adjusted in cash when the tax bill for such year is received and the actual amount of taxes is determined.  If the Tax Parcel Separation has not been completed as of the Closing, then for purposes of determining the proration of real estate taxes applicable to the Property, the real estate taxes attributable to the Retained Parcel shall be deducted from the combined real estate taxes payable for the Property and Retained Parcel (each of such figures being actual, or estimated, as aforesaid). The real estate taxes for the Retained Parcel to be deducted from the combined taxes shall be derived by multiplying the applicable millage rate or rates by the product of 17% (2.03 acres/11.21 acres) and the assessed land value of the combined Property and Retained Parcel by Columbia County at the time of sale according to the Columbia County Property Assessor (it being understood that no "improvements value" shall be attributable to the Retained Parcel and that, accordingly, all real estate taxes pertaining to improvements shall be allocated to the Property).  If real estate taxes are prorated following receipt of actual tax bills as set forth above, then in such case corresponding adjustments shall be simultaneously made with respect to allocation of actual real estate taxes between the Property and the Retained Parcel, as appropriate.  At Closing, the parties will deposit into an escrow account (the “Publix Real Estate Tax Escrow Account”) an amount equal to the portion of the real estate taxes allocable to Publix during the period commencing on the first day of the fiscal year of the taxing authority, and ending on the day prior to the Closing Date.  If and at such time as Publix pays its share of the real estate taxes for such fiscal year, the balance in the Publix Real Estate Tax Escrow Account shall be disbursed to Seller; if Publix fails to pay its share of the real estate taxes for such fiscal year within ten (10) days following the date such payment is due under the Publix lease, the balance in the Publix Real Estate Tax Escrow Account shall be disbursed to Purchaser; Purchaser shall use good faith and commercially reasonable efforts to recover such payment from Publix; and Purchaser shall promptly deliver to Seller any recoveries from Publix (net of Purchaser’s costs to achieve such recovery).  All interest earned on the Publix Real Estate Tax Escrow shall be for the benefit of, and paid to, Purchaser.

(ii)

Utilities.  Water, sewer, electricity and other utility income and expense for the Property shall be determined by meter readings taken by the utilities as close to the day of Closing as shall be practicable and the charges so determined shall be paid by Seller by prompt remittance or deduction from any deposits made by Seller.  Seller shall be entitled to the refund of any balance of said deposits and Purchaser shall place its own deposits with the utility providers.  Seller shall also receive a credit for any water and sewer charges owed to Seller by the tenants of the Property which have not been paid as of Closing.

(iii)

Rent. Purchaser shall receive a credit for any rent from the Property (and any applicable state or local tax on rent, to the extent not remitted by Seller to the appropriate taxing authority) due before Closing that applies to any period after Closing.  After Closing, Purchaser shall apply all rent and additional rent collected by Purchaser from a tenant, first to rent for the month in which such rent was paid, next to such tenant’s monthly rental for the month in which the Closing occurred, and then to arrearages in the reverse order in which they were due, remitting to Seller, after deducting collection costs, any rent properly allocable to Seller’s period of ownership. Purchaser may bill and attempt to collect such rent arrearages in the ordinary course of business, but shall not be obligated to do so or to engage a collection agency or take legal action to collect any rent arrearages. Seller shall have the right to seek collection of any rents or other income applicable to any period before the Closing, but shall not be permitted to file an eviction action against a tenant. Any rent or other income received by Seller after Closing which is owed to Purchaser shall be held in trust and remitted to Purchaser promptly after receipt.

(iv)

 Operating Expense Pass-throughs.  Additional rent to cover insurance, utilities, maintenance and other operating costs and expenses (collectively, "Operating Expense Pass-throughs") incurred by Seller in connection with the ownership, operation, maintenance and management of the Property, shall be prorated between Seller and Purchaser as of the day immediately preceding the Closing Date.  At Closing, the parties shall agree on the estimated prepayments of Operating Expense Pass-throughs for 2010 collected by Seller prior to Closing in excess of or less than any tenant’s share of such expenses actually incurred by Seller, and Purchaser shall receive a credit equal to the amount of any such excess, but if there is an underpayment, Seller shall not receive a credit for same until such underpayment has been collected by Purchaser from tenants.  If Seller collected estimated prepayments of Operating Expense Pass-throughs attributable to any period after Closing, Seller shall pay or credit any such amounts to Purchaser at Closing.  After Closing, Purchaser agrees to cooperate with Seller at no expense to Purchaser to collect sums which may be due from tenants to Seller for 2010 Operating Expense Pass-Throughs.  Purchaser shall apply all Operating Expense Pass-Throughs collected by Purchaser from a tenant, first to monthly Operating Expense Pass-Throughs for the month in which such monthly Operating Expense Pass-Throughs were paid, next to such tenant’s monthly Operating Expense Pass-Throughs for the month in which the Closing occurred, and then to arrearages in the reverse order in which they were due, remitting to Seller, after deducting collection costs, any Operating Expense Pass-Throughs properly allocable to Seller’s period of ownership. Purchaser may bill and attempt to collect such Operating Expense Pass-Throughs in the ordinary course of business, but shall not be obligated to do so or to engage a collection agency or take legal action to collect any arrearages for Operating Expense Pass-Throughs. Seller shall have the right to seek collection of any Operating Expense Pass-Throughs applicable to any period before the Closing, but shall not be permitted to file an eviction action against a tenant.

(v)

Leasing Commissions and Tenant Improvements.  There are no Leases for which commissions or other compensation of leasing and rental agents are owed.

(vi)

Contracts.  Seller or Purchaser, as the case may be, shall receive a credit for regular charges under Contracts assumed by Purchaser pursuant to this Agreement paid and applicable to Purchaser’s period of ownership or payable and applicable to Seller’s period of ownership, respectively.  Except as to Contracts that Purchaser notifies Seller to terminate, all Contracts shall be assumed by Purchaser as of Closing.  Purchaser shall give notice to Seller, not later than the expiration of the Study Period, of the Contracts which Purchaser desires Seller to terminate (the "Terminated Contracts"); provided that Purchaser has and shall have no right to require termination of the Remediation Agreements.  Seller shall send written termination notices with respect to all Terminated Contracts so designated by Purchaser prior to Closing; it being understood by Purchaser that such Terminated Contracts, due to their terms, may not be terminated as of Closing, in which event Purchaser shall acquire the Property subject to said Terminated Contracts and assume same pending the expiration of the applicable termination notice period; provided that if any premium, penalty or other form of termination payment shall be due after Closing with respect to any Terminated Contract, the amount thereof shall be credited against the Purchase Price due Seller at Closing;

(B)

Purchaser and Seller agree to reconcile any prorations made pursuant to the provisions of Section 12(A) on the basis of estimated amounts (except with respect to taxes, which reconciliation shall occur as contemplated in Section 12(A)(i) above), within thirty (30) days after Purchaser has completed its annual reconciliation with the tenants (but no later than March 31, 2011), to correct any errors in making such prorations, and to otherwise reconcile any amounts or other information obtained after Closing, and to make any necessary adjusting payments between themselves as promptly as possible.

(C)

Purchaser shall assume and pay all debts, charges, claims, damages, and liabilities relating to the Publix Lease and the Tenant Leases or the Property, vesting, accruing and/or arising after Closing and shall hold Seller harmless therefrom and indemnify and defend Seller against same, except liabilities expressly retained in writing by Seller.  Seller shall retain and pay all debts, charges, claims, damages, and liabilities relating to the Publix Lease and the Tenant Leases or the Property, vesting, accruing and/or arising prior to Closing, including, without limitation, sales tax, and shall hold Purchaser harmless therefrom and indemnify and defend Purchaser against same, except liabilities expressly assumed in writing by Purchaser. The provisions of this Section 12(C) shall be included in the Assignment and Assumption of Leases and Security Deposits, shall survive Closing and shall not be deemed to merge into any deed delivered upon Closing.

(D)

The terms and provisions of this Section shall survive Closing.

13.

Closing Costs.

Closing costs shall be allocated at follows:

(A)

Seller.  Seller shall pay all charges associated with the Title Policy (up to a maximum of $35,000; any excess shall be the responsibility of Purchaser), Survey (other than additional requirements of Purchaser or its lender beyond those set forth in the Survey Requirements), costs of recording the Deed, and all state, county and municipal stamp, transfer and similar taxes.  Seller shall pay for the initial title commitment not to exceed $750.00.

(B)

Purchaser.  Purchaser shall pay all costs associated with any financing obtained by Purchaser to purchase the Property, including, but not limited to intangible taxes and recording costs.  Purchaser shall also pay the premium and endorsement charges for any loan policy of title insurance obtained by Purchaser.

(C)

Other.  Each party shall pay one-half of the fees charged by the Escrow Agent.  Each party shall pay its own attorneys' fees, and all other expenses of closing shall be allocated based on the custom in Columbia County, Florida.

14.

Condemnation and Destruction.

(A)

If, prior to the Closing Date, all or any material portion of the Property is taken by eminent domain (or is the subject of a pending or contemplated taking which has not been consummated), Seller shall notify Purchaser of such fact promptly and prior to Closing, and Purchaser shall have the option (which option shall be set forth in a notice from Purchaser to Seller and Escrow Agent given not later than thirty (30) days after receipt of Seller's notice or, if earlier, by Closing):

(i)

to terminate this Agreement, in which event the Deposit, together with all interest earned thereon, shall be refunded to Purchaser by Escrow Agent (except for the Option Fee, which shall be paid to Seller at such time as consideration for the rights afforded Purchaser under this Agreement), and the parties shall be relieved of any further liability or obligation under this Agreement, except for such obligations as are expressly stated to survive termination; or

(ii)

to accept title to the Property (other than the portion so taken), without any abatement of the Purchase Price, in which event Seller shall assign and turn over or credit to Purchaser at the Closing, and Purchaser shall be entitled to receive and keep, all amounts awarded or to be awarded as the result of the taking.

Upon any taking or threat of taking that occurs prior to Closing but that is not material, the parties shall proceed to Closing in accordance with the further terms of this Agreement and, with regard to the taking, in accordance with the provisions of clause (ii) above.

(B)

If, prior to the Closing Date, all or any material portion of the Property is damaged or destroyed by fire or other casualty, Seller shall notify Purchaser of such fact promptly and prior to Closing, and Purchaser shall have the option (which option shall be set forth in a written notice from Purchaser to the Seller and Escrow Agent given not later than thirty (30) days after receipt of the Seller's notice or, if earlier, by Closing):

(i)

to terminate this Agreement, in which event the Deposit, together with all interest earned thereon, shall be refunded to Purchaser by Escrow Agent (except for the Option Fee, which shall be paid to Seller at such time as consideration for the rights afforded Purchaser under this Agreement), and the parties shall be relieved of any further liability or obligation under this Agreement, except for such obligations as are expressly stated to survive termination; or

(ii)

to accept title to the Property in its existing condition without any abatement of the Purchase Price (other than a credit for the deductibles of the applicable insurance policies), in which event Seller shall assign or credit to Purchaser, at the Closing, all of the Seller's right, title and interest in and to the insurance proceeds awarded or to be awarded to the Seller as the result of such damage or destruction.  In such event, Seller shall reasonably cooperate with Purchaser in the adjustment and settlement of the insurance claim.

In the event there is damage or destruction by fire or other casualty that is not material, then in such case the parties shall proceed to Closing hereunder otherwise in accordance with the terms of this Agreement and without adjustment of the Purchase Price, but in such case the damage or destruction shall be repaired as promptly as is reasonable by the Seller, and in the event the same is not repaired on or before the Closing Date, Seller shall retain all insurance proceeds paid or payable thereto (and there shall be no credit to Purchaser for any deductibles), but the reasonable cost of such repairs remaining to be performed (the "Reasonable Cost"), as mutually agreed upon by Seller and Purchaser, shall be credited to Purchaser at Closing and Seller shall have no further obligations to complete such repairs.  If Seller and Purchaser are unable to mutually agree upon the Reasonable Cost, then either party shall have the right to terminate this Agreement by notice to the other party and Escrow Agent, in which event the Deposit, less the Option Fee (which shall be paid to Seller), shall be returned to Purchaser by Escrow Agent, this Agreement shall be void and of no further effect and neither party shall have any further liability or obligation hereunder, except for matters that by the express terms hereof survive termination.

(C)

With respect to a condemnation, a "material" part of the Property shall be deemed to have been taken if (i) more than five percent (5%) of the Land in the Property is taken or is the subject of a pending or contemplated taking, (ii) such taking would have a material adverse impact on access or parking in the Property, such that the Property no longer complies with all applicable laws or with the terms of the Leases, or (iii) such taking gives a tenant the right to terminate its Lease.  With respect to a casualty, a "material" part of the Property shall be deemed to have been damaged or destroyed if the cost of repair or replacement thereof shall be $200,000 or more, or if such damage or destruction gives a tenant the right to terminate its Lease.

15.

Default.

(A)

If Purchaser shall materially default under any of the terms, covenants or provisions of this Agreement on the part of Purchaser to be performed, and such default is not cured within ten (10) days after written notice thereof from Seller to Purchaser (other than Purchaser's failure to timely close this transaction for which default no notice shall be required and no cure or grace period shall be afforded), and provided Seller is not in default hereunder, then Seller shall have the right to terminate this Agreement by written notice to Purchaser, whereupon Seller shall receive the Deposit (and all interest earned thereon), as Seller's sole and exclusive remedy and as agreed and liquidated damages for Purchaser’s default, except that the foregoing shall not limit Seller's independent right of recourse against Purchaser with respect to any indemnity or like covenant made by Purchaser to Seller in accordance with the provisions of this Agreement that, by the operative terms hereof, survives termination. Purchaser and Seller acknowledge and agree that actual damages are difficult and uncertain of ascertainment and the Deposit is a fair and reasonable estimation of the damages of Seller.  The parties further agree that in the event of a default by Purchaser as aforesaid, the parties shall, after receipt of the Deposit by Seller, be relieved of all further obligations hereunder, except for such as are expressly stated to survive termination.

(B)

If Seller shall materially default under any of the terms, covenants or provisions of this Agreement on the part of Seller to be performed and such default is not cured within ten (10) days after written notice thereof from Purchaser (other than Seller's failure to close this transaction for which no notice shall be required and no cure or grace period shall be afforded), and provided the Purchaser is not in default hereunder, Purchaser at its option, shall have the right as its sole and exclusive remedies, either: (i) to terminate this Agreement and receive the return of the entire Deposit (inclusive of the Option Fee), together with all interest earned thereon, and the parties shall thereupon be released from all further obligations hereunder, except those which are expressly stated to survive termination, and provided Purchaser shall be entitled to be reimbursed by Seller for actual out-of-pocket expenses incurred by Purchaser in connection with its entry into this Agreement, its investigation costs relating to the Purchaser's review of the Property and the expenses incurred in connection with its preparations to close this transaction, (including, but not limited to, attorneys' fees, engineering fees, fees of environmental consultants and surveyors, appraisers' fees, accountants' fees and loan-related fees incurred by Purchaser in connection with this Agreement and any action hereunder), not to exceed $100,000.00 (collectively, "Out-of-Pocket Expenses"), or in the alternative, (ii) to seek specific performance of the Seller's obligations hereunder.  Notwithstanding the foregoing, in any case of an intentional sale of the Property by Seller to a third party, Purchaser shall also have the right in such limited circumstances to seek all remedies allowed by law or in equity against Seller, as well as all damages, costs and expenses Purchaser may have incurred, including (but not limited to) attorneys' fees and costs, whether at trial or the appellate level.

16.

Successors and Assigns.

The terms, conditions and covenants of this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective nominees, successors, beneficiaries and assigns.  Purchaser may not assign its rights under this Agreement without first obtaining Seller’s written approval, which shall not be unreasonably withheld, conditioned or delayed.  Notwithstanding the foregoing, Purchaser shall have the right, without Seller's consent, to assign its rights hereunder to an affiliate or subsidiary of The Inland Real Estate Group of Companies, Inc., so long as such assignee assumes in writing the obligations

of Purchaser hereunder.    Furthermore, such assignee shall have the benefit of all of the representations and rights which, by the terms of this Agreement, are incorporated in or relate to the conveyance in question.

17.

Brokers.

Seller represents to Purchaser that it has not dealt in this transaction with any brokers other than CBRE ("Broker").  Seller shall be solely responsible for the commission payable to Broker pursuant to a separate agreement. Purchaser shall have no liability to Broker in connection with this transaction.  Purchaser represents to Seller that it has not dealt in this transaction with any broker other than Broker.  Each party agrees, as indemnitor, to indemnify and save the other, as indemnitee, harmless against any liability, cost or expense, including reasonable attorney's fees, through trial and all appeals, incurred by the indemnified party if the representation of the indemnitor stated in this paragraph shall be false or incorrect.  The provisions of this Section 17 will survive Closing and delivery of the Deed or the termination of this Agreement.

18.

Notices.

All notices, requests, demands or other communications hereunder shall be in writing and deemed to have been given only if hand delivered, sent by nationally recognized overnight courier service (e.g., Federal Express) or transmitted by facsimile with automatic electronically printed confirmation of successful transmission and with a conforming copy of the notice sent by one of the other means of giving notice within 24 hours of transmission by facsimile, to the parties as follows:

To Seller:

Lake City Commons Retail, LLC

300 Galleria Parkway, 12th Floor

Atlanta, Georgia 30339

Attn:  William P. Sullivan

Fax:  678-718-1892

With copy to:

Hartman Simons & Wood LLP

6400 Powers Ferry Road, N.W., Suite 400

Atlanta, Georgia 30339

Attn:  Lori E. Kilberg, Esq.

Fax:  770-952-7821

To Purchaser:

Inland Real Estate Acquisitions, Inc.

2901 Butterfield Road

Oak Brook, IL 60523

Attn:  Mark J. Cosenza

Fax:  630-218-4935

With a copy to:

The Inland Real Estate Group, Inc./Law Department

2901 Butterfield Road

Oak Brook, IL 60523

Attn:  Robin Rash, Esq.

Fax:  630-218-4900

To Escrow Agent:

Chicago Title & Trust Company

171 North Clark Street, Third Floor

Chicago, Illinois 60601

Attn:  Nancy Castro

Fax:  312-223-3409

or such other address as either party shall designate by notice pursuant to this paragraph.  Notices given by hand delivery shall be effective when so delivered (or the date noted on the delivery receipt as the date on which delivery was refused or deemed impossible to accomplish because of a change of address; provided that no change of address had been previously given), and notices given by Federal Express or UPS shall be deemed given when deposited with Federal Express or UPS and notices given by telecopier shall be deemed given upon receipt, except when received on a Saturday, Sunday or legal holiday, in which case same shall be effective on the next business day.  Notices given by an attorney for either party shall be deemed effective notices.

19.

Escrow Agent.  The Deposit, if, as, and only to the extent received by Escrow Agent, shall be held in escrow by the Escrow Agent upon the terms in the attached Exhibit "N".  Escrow Agent is expressly stated and intended to be a third party beneficiary of the operative provisions of this Agreement pertaining to the Deposit (including, without limitation, the provisions of Exhibit "N" hereto).  If, however, Escrow Agent requires same, Purchaser and Seller further agree to enter into a separate escrow agreement respecting the Deposit, provided and so long as such escrow agreement is consistent with the provisions of this Agreement, generally, and, in particular (but without limitation), the provisions of Section 3 and Exhibit "N".

20.

Entire Agreement.

This Agreement constitutes the entire Agreement and understanding of Purchaser and Seller with respect to the Property and the transaction contemplated by this Agreement, and there are no other agreements, representations or warranties other than as stated in this Agreement.  This Agreement may not be modified or amended other than by written instrument executed by Purchaser and Seller.

21.

Miscellaneous.

(A)

Time shall be of the essence for the performance of all obligations of Seller and Purchaser under this Agreement.

(B)

Neither this Agreement nor any notice or memorandum thereof shall be recorded in the Public Records of Columbia County, Florida.

(C)

To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required.  It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart.  All counterparts shall collectively constitute a single instrument.  It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each party hereto.  Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter may be attached to another counterpart identical thereto except having attached to it additional signature pages.  Facsimile signatures shall be deemed for all purposes to be originals.

(D)

This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that it may have been prepared by counsel for one of the parties, it being recognized that both Seller and Purchaser have contributed substantially and materially to the preparation of this Agreement.  The headings of various Sections in this Agreement are for convenience only, and are not to be utilized in construing the content or meaning of the substantive provisions hereof.

(E)

This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.  Venue for any lawsuit or action related to this Agreement shall be exclusively in Columbia County, Florida.

(F)

The provisions hereof shall be deemed independent and severable, and the invalidity or partial invalidity or enforceability of any one provision shall not affect the validity of enforceability of any other provision hereof.

(G)

Any date in this Agreement (other than the Effective Date) which falls upon a Saturday, Sunday or legal holiday (defined as any weekday upon which banks in Lake City, Florida are not open for business) shall be deemed to be extended to the next business day.  The term "business day" as used in this Agreement means any day that is not a Saturday, Sunday, or legal holiday.

22.

Hazardous Materials & Environmental Reports.

(A)

As part of Seller’s Deliveries, Seller shall furnish Purchaser with true and correct copies of those Environmental Reports listed on Exhibit “E”, together with copies of Seller’s agreements with ConocoPhillips Company and Sunoco, Inc. (R&M) (the “Remediation Agreements”) concerning the remediation and cleanup of the Property, which Remediation Agreements shall be deemed Permitted Exceptions.

(B)

For purposes of this Agreement, the term "Hazardous Materials" shall mean (i) any toxic substance or hazardous waste, substance or related material, or any pollutant or contaminant; (ii) radon gas, asbestos in any form which is or could become friable, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of federal, state or local safety guidelines, whichever are more stringent; (iii) any substance, gas material or chemical which is or may be defined as or included in the definition of "hazardous substances", "toxic substances", "hazardous materials", "hazardous wastes" or words of similar import under any federal, state or local statute, law, code, or ordinance or under the regulations adopted or guidelines promulgated pursuant thereto, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. § 9061 et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. § 1801, et seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. § 6901, et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. § 1251, et seq.; and all relevant State environmental statutes; and (iv) any other hazardous chemical, material, gas, or substance, the exposure to or release of which is or may be prohibited, limited or regulated by any governmental or quasi-governmental entity or authority that asserts or may assert jurisdiction over the Property or the operations or activity at the Property, or any hazardous chemical, material, gas or substance that does or may pose a hazard to the health and/or safety of the occupants of the Property or the owners and/or occupants of property adjacent to or surrounding the Property.

(C)

For purposes of this Agreement, the term "Environmental Laws" means all applicable present and future statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises, agreements and similar items, of or with any and all governmental agencies, departments, commissions, boards bureaus or instrumentalities of the United States, states and political subdivisions thereof and all applicable judicial and administrative and regulatory decrees, judgments and orders relating to the reporting, licensing, permitting, investigation and remediation of emissions, discharges, Releases or Threatened Releases of Hazardous Materials into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

(D)

For purposes of this Agreement, the term "Release" means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping into soil, surface waters, groundwaters, land, stream sediments, surface or subsurface strata, ambient air and any environmental medium comprising or surrounding the Property.

(E)

For purposes of this Agreement, the term "Threat of Release" means a substantial likelihood of a Release which requires action to prevent or mitigate damage to the soil, surface waters, ground waters, land, stream sediments, surface or subsurface strata, ambient air and any environmental medium comprising or surrounding the Property which may result from such Release.

23.

Radon Gas Notice.

RADON IS A NATURALLY OCCURRING RADIOACTIVE GAS THAT, WHEN IT HAS ACCUMULATED IN A BUILDING IN SUFFICIENT QUANTITIES, MAY PRESENT HEALTH RISKS TO PERSONS WHO ARE EXPOSED TO IT OVER TIME.  LEVELS OF RADON THAT EXCEED FEDERAL AND STATE GUIDELINES HAVE BEEN FOUND IN BUILDINGS IN FLORIDA.  ADDITIONAL INFORMATION REGARDING RADON AND RADON TESTING MAY BE OBTAINED FROM YOUR COUNTY PUBLIC HEALTH UNIT.  THIS NOTICE IS GIVEN PURSUANT TO SECTION 404.056 (7), FLORIDA STATUTES.

24.

Waiver of Florida Energy Efficiency Disclosure.

PURCHASER HEREBY WAIVES ANY OBLIGATION OF SELLER TO PROVIDE PURCHASER WITH AN ENERGY EFFICIENCY DISCLOSURE BROCHURE FOR THE PROPERTY PURSUANT TO FLORIDA STATUTES SECTION 553.996.

25.

Drafts Not an Offer to Enter Into a Legally Binding Contract.  The submission of a draft, or a marked up draft, of this Agreement by one party to another is not intended by either party to be an offer to enter into a legally binding contract with respect to the purchase and sale of the Property.  The parties shall be legally bound with respect to the purchase and sale of the Property pursuant to the terms of this Agreement only if and when the parties have been able to negotiate all of the terms and provisions of this Agreement in a manner acceptable to each of the parties in their respective sole discretion, and each of Seller and Purchaser have fully executed and delivered to each other a counterpart of this Agreement.

26.

Like Kind Exchange under Section 1031.  In the event either of Seller or Purchaser desires, each of Seller and Purchaser shall cooperate with the other to effect a like kind exchange pursuant to Section 1031 of the Internal Revenue Code, including the assignment of this Agreement to a qualified intermediary, provided that: (a) the Closing shall not be delayed or affected by reason of the exchange nor shall the consummation or accomplishment of the exchange be a condition precedent or condition subsequent to either party's obligations under the Agreement; (b) neither party shall incur any liability, cost, expense or obligation whatsoever as to the exchange or any matter arising out of or otherwise connected therewith (except for each party's attorneys’ fees and costs which shall be the sole and exclusive responsibility of the party incurring such attorneys’ fees and costs) and (c) neither party being requested by a party to participate in such a like kind exchange shall be liable or responsible for the effectiveness or tax consequences to requesting party or any other person of such efforts to effect a like kind exchange.

27.

Confidentiality.

(A)

Each party agrees that it shall take diligent efforts in good faith to ensure that, except for disclosures that may be otherwise required by Applicable Law (as defined below), the terms and conditions of this Agreement shall not be disclosed by it to any other person or entity other than its legal counsel, accountants, consultants and other parties who have a bona-fide reason to know the terms and provisions of this agreement prior to Closing without the prior written consent of the other party.  Each party covenants and agrees to use reasonable efforts to have any parties to whom the terms of this Agreement are communicated likewise agree to be obligated in like manner not to communicate the terms and provisions hereof to others.

(B)

Purchaser further covenants, agrees, represents and warrants that it will keep all information, data, findings and reports issued or obtained in connection with or arising out of any Investigations (including specifically, but without limitation, any environmental tests, reports and studies), as well as any due diligence materials and information provided to Purchaser by Seller  pursuant to the terms of Section 4 hereof or otherwise (collectively, "Seller Information"), strictly confidential and that it will not disclose any such information to any person or entity (except to Purchaser's prospective tenants, prospective lenders, prospective partners, prospective members, officers, directors and other sources of funding, attorneys, consultants and advisors (all of the entities and individuals referenced are collectively referred to as the "Permitted Recipients"); provided that the Permitted Recipients are advised and required by Purchaser to treat such material confidentially (but they shall have the right to disclose such material to any other Permitted Recipient, so long as such material is disclosed to any such Permitted Recipient, direct or indirect, subject to the same requirements of confidentiality herein set forth), with Seller being a direct third-party beneficiary of such requirement), without the prior written consent of Seller, except as may be required by law, court order, rule, regulation, ordinance, governmental requirements or similar governmental mandates (collectively, "Applicable Law").  Without limitation, Purchaser agrees that it shall not, without the prior written consent of Seller (not to be unreasonably withheld, conditioned or delayed), disclose the results of any Investigations obtained by Purchaser pursuant to the provisions hereof or Seller Information to any governmental authority having jurisdiction over the Property unless required in connection with Applicable Law.  To the extent any such disclosure is required as a matter of Applicable Law, Purchaser shall endeavor to give Seller reasonable notice of such requirement prior to disclosure of said information and shall, if reasonably practicable, give Seller a reasonable opportunity to obtain a protective order or otherwise to oppose such disclosure, and unless required by Applicable Law, Purchaser shall take no action to prevent or interfere, and shall reasonably cooperate, with efforts Seller might take to intervene in any related proceedings or to otherwise prevent such disclosure, at no cost to Purchaser.  If any such disclosure is required by Applicable Law, Seller at its election (but without obligation to Purchaser to do so) shall be entitled to make such disclosure, rather than Purchaser or its Permitted Recipients, unless Purchaser and/or Purchaser's Permitted Recipients are required to make the disclosure (in which event Purchaser and Purchaser's Permitted Representatives, as applicable, shall have the right to make such disclosure, but shall consult with Seller regarding same to the extent reasonably practicable and allowed). Subject to the previous sentence, Purchaser shall be entitled to disclose any information, data, findings, reports and information provided by Seller regarding the Property if required by Applicable Law or if such information is in the public domain (through no fault of Purchaser).

(C)

The foregoing provisions of this Section 27 shall survive any termination of this Agreement but shall expire immediately, and without further action, upon the occurrence of Closing hereunder.

28.

Retained Parcel Earnout.

Purchaser is desirous of purchasing the Retained Parcel, including the improvements to be constructed by Seller and the Seller’s interest in leases of the Retained Parcel. The parties agree that during the period commencing on the Effective Date, and for ten (10) business days thereafter (the parties will use  good faith diligent efforts to enter into an amendment to this Agreement, or a separate agreement with respect to Seller’s development and leasing of the Retained Parcel and the sale by Seller and acquisition by Purchaser of the Retained Parcel, once development and leasing are complete. The parties agree that the formula for determining the  purchase price for the Retained Parcel shall be equal to (a) the amount of annual base, fixed or minimum rent ("Base Rent") from all approved leases (exclusive of any percentage rents or expense reimbursements) for the twelve (12) month period commencing on closing date of the Retained Parcel, less the slippage, divided by (b) .086148.  For example, if the amount of Base Rent from all approved leases is $247,200.00 for the first twelve (12) months following the closing date for the Retained Parcel, and there is no slippage, the  purchase price for the Retained Parcel would be $2,869,480.00. Further Purchaser agrees that Petsmart is a an acceptable tenant for purposes of any development of the Retained Parcel to which this provision is applicable.  The parties agree that Purchaser shall not be obligated to acquire the Retained Parcel from Seller, or pay the Retained Parcel purchase price, unless the Retained Parcel has been leased to acceptable tenants, who have opened for business in their premises and commenced full payment of Base Rent and additional charges, within twenty-four (24) months following the Closing Date.  Seller shall not be obligated to sell the Retained Parcel to Purchaser, if Seller is has not entered into leases acceptable to Purchaser and Seller.

[SIGNATURES TO FOLLOW ON NEXT PAGE]

IN WITNESS WHEREOF the Seller and Purchaser have executed this Agreement, each as of the date indicated below as the date of its execution.

PURCHASER:

INLAND REAL ESTATE ACQUISITIONS, INC.,

an Illinois corporation

By: /s/ Mark Cosenza

Mark Cosenza, Vice President

Date of Execution:  April 29, 2010

[SIGNATURES CONTINUE ON NEXT PAGE]

SELLER:

LAKE CITY COMMONS RETAIL, LLC,

a Georgia limited liability company

By:

South Harbor Capital, LLC,

its Managing Member

By: /s/ William P. Sullivan

Name: William P. Sullivan

Title: Sole Manager

Date of Execution:  April 30, 2010

JOINDER AND RECEIPT OF ESCROW AGENT

The undersigned acknowledges receipt of (i) an original counterpart of this Agreement executed by each of Seller and Purchaser and (ii) the Deposit.   The undersigned agrees to act as the Escrow Agent hereunder in accordance with the terms applicable to it contained herein.  Upon Escrow Agent's receipt of such items, Escrow Agent shall deliver to each of Seller and Purchaser a fully executed Agreement together with a confirmation of the "Effective Date" (as defined in the Agreement).

ESCROW AGENT:

By:

Name:

Title:

Date of Execution:

EXHIBIT "A"

LEGAL DESCRIPTION OF LAND

COMMENCE at the Northeast corner of the Southeast ¼ of the Southeast ¼ of Section 36, Township 3 South, Range 16 East, Columbia County, Florida and run Southerly along the East line of said Southeast ¼ of the Southeast ¼ of Section 36 a distance of 21.10 feet to a point on the Northerly Right-of-Way line of U.S. Highway 90, said point being a point on a curve concave to the Northwest having a radius of 4533.66 feet and a central angle of 02°28'29"; thence Southwesterly along the arc of said curve, being also the Northerly Right-of-Way line of U.S. Highway 90, a distance of 195.82 feet; thence South 64°00'20" West along said Northerly Right-of-Way line a distance of 508.63 feet; thence South 63°57'33" West still along said Northerly Right-of-Way line a distance of 589.92 feet to the POINT OF BEGINNING; thence continue South 63°57'33" West still along said Northerly Right-of-Way line a distance of 50.66 feet to the point of curve of a curve concave to the Northwest having a radius of 2250.58 feet and a central angle of 01°23'05"; thence Southwesterly along the arc of said curve, still being said Northerly Right-of-Way line, a distance of 54.39 feet; thence due North a distance of 57.59 feet; thence due East a distance of 27.34 feet; thence due North a distance of 138.00 feet; thence North 54°29'02" West a distance of 55.85 feet; thence due West a distance of 170.69 feet; thence South 00°00'20" West a distance of 304.57 feet to a point on a curve concave to the Northwest having a radius of 2250.58 feet and a central angle of 07°50'04"; thence Southwesterly along the arc of said curve, still being said Northerly Right-of-Way line, a distance of 307.74 feet; thence North 10°07'01" West a distance of 54.27 feet; thence due North a distance of 52.49 feet; thence North 15°26'27" East a distance of 37.79 feet; thence North 38°29'34" East a distance of 86.71 feet; thence North 55°39'57" East a distance of 114.32 feet; thence North 00°30'29" West a distance of 82.32 feet; thence South 87°30'00" West a distance of 95.93 feet; thence North 18°42'38" East a distance of 19.79 feet; thence North 30°58'19" East a distance of 85.06 feet; thence North 31°25'48" West a distance of 98.14 feet; thence North 23°25'54" East a distance of 51.34 feet; thence North 25°22'48" East a distance of 72.46 feet; thence North 21°41'58" East a distance of 43.92 feet; thence North 36°12'32" East a distance of 151.75 feet; thence North 72°09'25" West a distance of 97.08 feet; thence North 34°19'09" East a distance of 61.62 feet; thence North 27°37'57" East a distance of 65.98 feet; thence North 00°52'36" West a distance of 26.98 feet; thence North 88°36'44" East a distance of 38.93 feet; thence North 02°11'57" East a distance of 169.89 feet; thence North 65°44'48" East a distance of 287.74 feet; thence South 53°39'33" East a distance of 396.24 feet; thence South 02°23'24" West a distance of 523.34 feet; thence South 63°58'08" West a distance of 219.84 feet; thence South 02°34'13" West a distance of 200.58 feet to the POINT OF BEGINNING. Containing 13.61 acres, more or less.

Said tract of land contains 13.61 acres, more or less, and is more particularly shown on that certain survey entitled "ALTA/ACSM Land Title Survey for Lake City Commons Retail, LLC", prepared by Donald F. Lee and Associates, Inc., bearing the seal and certification of Timothy A. Delbene, P.L.S., Florida Registered Land Surveyor No. 5594, dated June 21, 2007.

See page 2 of Exhibit "A" for property excluded from the above

Page 1 Exhibit "A"

LESS AND EXCEPT FROM THE ABOVE DESCRIBED PROPERTY THE FOLLOWING: the approximately 2.03 acre Retained Parcel depicted on Exhibit "B" attached hereto and the approximately 1.25 acre Outparcel owned by Prosperity Bank.

LESS AND EXCEPT FROM THE ABOVE-DESCRIBED PROPERTY THE FOLLOWING:

COMMENCE at the Northeast corner of the Southeast 1/4 of the Southeast 1/4 of Section 36, Township 3 South, Range 16 East, Columbia County, Florida and run Southerly along the East line of said Southeast 1/4 of the Southeast 1/4 of Section 36 a distance of 21.10 feet to a point on the Northerly Right-of-Way line of U.S. Highway 90, said point being a point on a curve concave to the Northwest having a radius of 4533.66 feet and a central angle of 02°28'29"; thence Southwesterly along the arc of said curve, being also the Northerly Right-of-Way line of U.S. Highway 90, a distance of 195.82 feet, thence South 64°00'20" West along said Northerly Right-of-Way line a distance of 508.63 feet; thence South 63°57'33" West still along said Northerly Right-of-Way line a distance of 640.58 feet to the point of curve of a curve concave to the Northwest having a radius of 2250.58 feet and a central angle of 12°54'30"; thence Southwesterly along the arc of said curve, being still said Northerly Right-of-Way line, a distance of 258.23 feet to the POINT OF BEGINNING; thence continue Southwesterly along the arc of said curve, being still said Northerly Right-of-Way line, a distance of 248.82 feet; thence North 16°38'20" West a distance of 152.78 feet; thence North 38°29'34" East a distance of 65.39 feet; thence North 55°39'57" East a distance of 114.32 feet; thence South 89°59'40" East a distance of 147.36 feet; thence South 00°00'20" West a distance of 192.23 feet to the POINT OF BEGINNING.

LESS AND EXCEPT FROM THE ABOVE-DESCRIBED PROPERTY ANY PORTION OF THE FOLLOWING:

COMMENCE at the Northeast corner of the Southeast ¼ of the Southeast ¼ of Section 36, Township 3 South, Range 16 East, Columbia County, Florida and run Southerly along the East line of said Southeast ¼ of the Southeast ¼ of Section 36 a distance of 21.10 feet to a point on the Northerly Right-of-Way line of U.S. Highway 90, said point being a point on a curve concave to the Northwest having a radius of 4533.66 feet and a central angle of 02°28'29"; thence Southwesterly along the arc of said curve, being also the Northerly Right-of-Way line of U.S. Highway 90, a distance of 195.82 feet; thence South 64°00'20" West along said Northerly Right-of-Way line a distance of 508.63 feet; thence South 63°57'33" West still along said Northerly Right-of-Way line a distance of 369.34 feet to the POINT OF BEGINNING; thence continue South 63°57'33" West still along said Northerly Right-of-Way line a distance of 129.52 feet to a point on a curve concave to the Northeast having a radius of 90.00 feet and a central angle of 90°16'58"; thence Northwesterly along the arc of said curve a distance of 141.82 feet to the point of tangency of said curve; thence North a distance of 40.02 feet to the point of curve of a curve concave to the Southeast having a radius of 50.00 feet and a central angle of 28°35'19"; thence Northeasterly along the arc of said curve a distance of 24.95 feet to the point of compound curve of a curve concave to the South having a radius of 10.00 feet and a central angle of 62°32'05"; thence Easterly along the arc of said curve a distance of 10.91 feet; thence North 63°58'08" East a distance of 52.98 feet; thence North a distance of 106.42 feet; thence East a distance of 153.82 feet; thence South 02°23'24" West a distance of 232.17 feet to the POINT OF BEGINNING.

Exhibit "A" Page 2

EXHIBIT "B"

SITE PLAN DEPICTING THE RETAINED PARCEL

VYSTAR CREDIT UNION (not included)
PROSPERITY BANK (not included)
Monument Signage
U.S. HIGHWAY 90
COLUMBIA BANK (not included)
AB
C
F
G
H
I
J
K
L
M-1
M-2
PUBLIX
Not Included
PHAES II
Future Expansion Area
(not included)
Retained Parcel Outlined in Red
LEGEND
Anchor Tenants
National/Regional*
Local Tenants
Note: Not to scale
*Includes franchises

	TENANT	SIZE
	Publix	45,600 SF
M-2	Prosperity Bank	2,340 SF
M-1	Sun Cellular	1,315 SF
L	Eyeglass Express	1,625 SF
K	Cuts By Us	1,200 SF
J	Yum's Restaurant	1,200 SF
I	TJ's Liquor	1,200 SF
H	UPS	1,200 SF
G	Rose Nails	1,200 SF
DEF	McAlister's Deli	3,850 SF
C	Wasabi	1,450 SF
AB	Kazbor's	4,300 SF

EXHIBIT "C"

CONTRACTS

1.

Agreement with Live Oak Pest Control dated May 14, 2009 for Lawn Treatment and Weed Control.

2.

Agreement with Riley & Company dated June 10, 2008 for Lift Station Maintenance.

3.

Agreement between Security Safe Company, Inc. and Lake City Commons Retail, LLC dated September 18, 2008 (this contract was actually signed by Lat Purser and was supposed to have a 30 day cancellation clause).

4.

Agreement with LandSketch Services, Inc. and Lake City Commons Retail, LLC dated March 16, 2009 for landscaping services.

5.

Orkin performs monthly rodent control.

6.

Commercial Sweepers of Lake City perform sweeping and porter service.

7.

Reliable Recycling picks up recyclable trash weekly.

8.

Southland Waste picks up trash several times a week.

EXHIBIT "D"

RENT ROLL

LAKE CITY COMMONS, LAKE CITY, FL

TENANTS	S.F.	ANNUAL BASE RENT	MONTHLY BASE RENT	RENT PSF	LEASE COMMENCEMENT DATE	LEASE EXPIRATION DATE
Publix	45,600	490,200.00	40,850.00	$10.75	5/1/2008	4/1/2028
McAlister's Deli	3,850	~~79,887.50~~ $82,284.14	~~6,657.29~~ $6,857.01	~~$20.75~~	9/1/2008	8/1/2018
Prosperity Bank	2,343	~~39,831.00~~ $41,025.96	~~3,319.25~~ $3,418.83	~~$17.00~~	8/1/2008	8/1/2011
Cuts by Us	1,200	24,000.00	2,000.00	$20.00	~~9/1/2008~~ 8/2008	~~9/1/2018~~ 8/2018
Eyeglass Express	1,625	29,250.00	2,437.50	$18.00	11/1/2008	10/1/2013
Kazbor's Grill	4,300	86,000.00	7,166.67	$20.00	10/1/2008	9/1/2013
Rose Nails	1,200	24,000.00	2,000.00	$20.00	9/1/2008	9/1/2013
SunCellular	1,342	26,397.14	2,199.76	$19.67	8/1/2008	8/1/2013
T.J.'s Liquors	1,200	26,400.00	2,200.00	$22.00	8/1/2008	8/1/2013
The UPS Store	1,200	27,000.00	2,250.00	$22.50	6/1/2008	6/1/2013
Wasabi	1,450	~~31,900.00~~ $32,568.00	~~2,658.33~~ $2,714.00	$22.00	~~11/1/2008~~ 12/08	~~10/1/2013~~ 12/13
Yums Chinese Restaurant	1,200	24,000.00 $24,720.00	2,000.00 $2,060.00	~~$20.00~~	~~10/1/2008~~ 11/08	~~9/1/2013~~ 10/13
	66,510	~~**908,865.64**~~	~~**75,738.80**~~

EXHIBIT "E"

ENVIRONMENTAL REPORTS AND REMEDIATION AGREEMENTS

1.

Remedial Action Plan Former Conoco Service Station No. 09021 Lake City, Florida dated March 28, 2007 prepared by URS Corporation.

2.

Real Property License Agreement for Property Access dated 2007 between ConocoPhillips Company and Lake City Commons Retail, LLC.

3.

Amendment to Real Property License Agreement for Property Access dated September 5, 2007 between ConocoPhillips Company and Lake City Commons Retail, LLC.

4.

Remediation And Indemnification Agreement by and among Sunoco, Inc. R&M, Conoco Phillips Company and Lake City Commons Retail, LLC dated September 14, 2007.

5.

Environmental Site Assessment for West US Highway90 Development Site West US Highway 90, Lake City, Florida dated June 12, 2006 prepared by Creative Environmental Solutions, Inc.

6.

Phase II Environmental Site Assessment Lake City Project Site dated May 2, 2006 prepared by Creative Environmental Solutions, Inc.

EXHIBIT "F"

SPECIAL WARRANTY DEED

This instrument prepared by and

after recording return to:

Total Consideration Paid:

Documentary Stamp Tax Paid:

(For Recorder's Use Only)

SPECIAL WARRANTY DEED

THIS SPECIAL WARRANTY DEED (this "Deed"), dated as of the ___ day of __________, 2010, is given by LAKE CITY COMMONS RETAIL, LLC, a Georgia limited liability company, with an address at 300 Galleria Parkway, 12th Floor, Atlanta, Georgia, 30339 ("Grantor"), to and for the benefit of INLAND REAL ESTATE ACQUISITIONS, INC., a ____________ corporation, with an address at 2901 Butterfield Road, Oak Brook, IL 60523 ("Grantee").

Grantor, for and in consideration of the sum of $10.00 and other good and valuable consideration paid by Grantee, receipt of which is acknowledged, grants, bargains, sells and conveys to Grantee the land situate, lying and being in Columbia County, Florida, more particularly described on the attached Exhibit "A" (the "Property").  The Property Appraiser's Parcel Identification (Folio) Number for the Property is _____________________.

TOGETHER WITH (i) any and all structures and improvements on the Property; (ii) all right, title, and interest, if any, of Grantor in any land lying in the bed of any street or highway, opened or proposed, in front of or adjoining the Property; and (iii) all easements, rights of way, privileges, licenses, appurtenances and other rights and benefits belonging to, running with the owner of, or in any way related to the Property.

TO HAVE AND TO HOLD, the same in fee simple forever.

SUBJECT TO the matters set forth on the attached Exhibit "B".

AND Grantor covenants with Grantee that Grantor is lawfully seized of the Property in fee simple; that Grantor has good right and lawful authority to sell and convey the Property; that Grantor warrants the title to the Property and will defend the same against the lawful claims of others claiming by, through or under Grantor, but not otherwise and subject in all respects to the matters set forth in Exhibit "B" attached hereto.

Grantor has executed this Deed as of the date indicated above.

LAKE CITY COMMONS RETAIL, LLC, a

Georgia limited liability company

By:

South Harbor Capital, LLC, its

Managing Member

Sign:

By:

Print Name:

Name:

Title:

Sign:

Print Name:                                         __

STATE OF _______________

)

)

SS:

COUNTY OF _____________

)

The foregoing instrument was acknowledged before me this ____ day of ___________, 2010,  by ____________________, as _______________ of South Harbor Capital, LLC, a [Georgia] limited liability company, the Managing Member of LAKE CITY COMMONS RETAIL, LLC, a Georgia limited liability company.  He/She is personally known to me or has produced a drivers' license as identification.

Notary Public, State of Florida

Print Name:

My Commission Expires:

Exhibit "A"

Legal Description

Exhibit "B"

Permitted Exceptions

EXHIBIT "G"

BILL OF SALE

LAKE CITY COMMONS RETAIL, LLC, a Georgia limited liability company ("Seller"), in consideration of the sum of Ten and No/100 Dollars ($10.00), in hand paid, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged does hereby sell, assign, transfer, and set over to INLAND REAL ESTATE ACQUISTIONS, INC., a _________ corporation ("Purchaser"), the personal property described on Schedule 1 attached hereto (the "Personal Property"), owned by Seller and presently located on the real estate commonly known as Lake City Commons, located at NW Commons Loop, Lake City, FL and legally described on Schedule 2 attached hereto (the "Real Estate").

The Personal Property is being sold "AS IS" with no warranties, either express or implied, except that Seller does hereby covenant with Purchaser that at the time of delivery of this Bill of Sale, that Seller owns the Personal Property free from all encumbrances and that the Seller will warrant and defend the same against the lawful claims and demands of all persons whomsoever lawfully claiming the same, or any part thereof, by, through or under Seller but not otherwise.

Date: _________________, 2010

WITNESSES:

SELLER:

LAKE CITY COMMONS RETAIL, LLC, a

Georgia limited liability company

By:

South Harbor Capital, LLC, its

Managing Member

Sign:

By:

Print Name:

Name:

Title:

Sign:

Print Name:_______________________

SCHEDULE 1

PERSONAL PROPERTY

NONE.

SCHEDULE 2

LEGAL DESCRIPTION

EXHIBIT "H"

ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS

THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS (this "Assignment of Leases"), is made as of the ___ day of __________, 2010, by and between LAKE CITY COMMONS RETAIL, a Georgia limited liability company ("Assignor"), and INLAND REAL ESTATE ACQUISTIONS, INC., a ____________ corporation ("Assignee"), with reference to the following facts:

A.

Assignor is the owner of that certain land (the "Land") located in Columbia County, Florida, more particularly described in Schedule 1 attached hereto, and all rights, privileges and easements appurtenant to the Land (the "Appurtenances"), and all buildings and other improvements thereon (the "Improvements").  The Land, the Appurtenances and the Improvements are hereinafter referred to collectively as the "The Property."  The Property is being conveyed to Assignee pursuant to a Special Warranty Deed of even date herewith, executed by Assignor in favor of Assignee.

B.

Assignor, as the owner of the Property, has an interest, as landlord, in the Leases of space, or tenancies relating to space in the Improvements, described in the rent roll attached as Schedule 2.

C.

Assignor desires to assign, transfer and convey to Assignee all of Assignor's right, title and interest in and to the Leases, and Assignee desires to assume all of the duties and obligations of Assignor in and to the Leases.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1.

Assignor hereby assigns, transfers and conveys to Assignee all of Assignor's rights, title and interest in and to the Leases, together with all rights, privileges, benefits and all rent accruing under the Leases after the date of this Assignment of Leases.

2.

Assignee hereby assumes all of the rights, title, duties and obligations of Assignor in and to the Leases from and after the date of this Assignment of Leases including the obligation to pay all debts, charges, claims, damages, and liabilities relating to the Leases or the Property, vesting, accruing and/or arising from and after the date of this Assignment of Leases.

3.

Assignor shall defend, indemnify and hold harmless Assignee from and against any all Claims (as defined below) asserted against or incurred by Assignee as a result of any acts or omissions of Assignor vesting, accruing and/or arising under the Leases prior to the date of this Assignment of Leases, including, without limitation, sales tax, and Assignee shall defend, indemnify and hold harmless Assignor from and against any all Claims asserted against or incurred by Assignor as a result of any acts or omissions of Assignee vesting, accruing and/or arising under the Leases on or after the date of this Assignment of Leases. "Claims" means claims, demands, causes of action, losses, damages, liabilities, judgments, costs and expenses (including attorneys' fees and costs, whether at trial or on appeal, whether suit is instituted or not).

4.

This Assignment of Leases shall be governed by, interpreted under and construed in accordance with the laws of the State of Florida.  Venue for any lawsuit or action related to this Assignment of Leases, including a dispute over the deposits, shall be in Columbia County, Florida.

5.

The provisions of this Assignment of Leases shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

6.

This Assignment of Leases may be executed in counterparts, all of which shall constitute the same Assignment of Leases, notwithstanding that all parties to this Assignment of Leases are not signatories to the same or original counterpart.

[SIGNATURES TO FOLLOW ON NEXT PAGE]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment of Leases as of the date first set forth above.

ASSIGNOR:

LAKE CITY COMMONS RETAIL, LLC, a

Georgia limited liability company

By:

South Harbor Capital, LLC, its

Managing Member

By:

Name:

Title:

ASSIGNEE:

INLAND REAL ESTATE ACQUISITIONS, INC.

A ___________ corporation

By: _________________________________

Name: _______________________________

Its:__________________________________

SCHEDULE 1

LEGAL DESCRIPTION

SCHEDULE 2

RENT ROLL

[TO BE ATTACHED]

EXHIBIT "I"

ASSIGNMENT AND ASSUMPTION OF INTANGIBLE PROPERTY

THIS ASSIGNMENT AND ASSUMPTION OF INTANGIBLE PERSONAL PROPERTY (this "Assignment"), is made as of the _____ day of __________, 2010, by and between LAKE CITY COMMONS RETAIL, LLC, a Georgia limited liability company ("Assignor"), and INLAND REAL ESTATE ACQUISITIONS, INC. ("Assignee"), with reference to the following facts:

A.

Assignor is the owner of that certain land (the "Land") located in Columbia County, Florida, more particularly described in Schedule 1 attached hereto, and all rights, privileges and easements appurtenant to the Land (the "Appurtenances"), and all buildings and other improvements thereon (the "Improvements").  The Land, the Appurtenances and the Improvements are hereinafter referred to collectively as the "the Property."  The Property is being conveyed to Assignee pursuant to a Special Warranty Deed of even date herewith, executed by Assignor in favor of Assignee.

B.

Assignor and Assignee entered into that certain Agreement for Sale and Purchase dated April __, 2010 (the "Agreement"), for the sale and purchase of the Property.

C.

Pursuant to the Agreement, Assignor desires to assign, transfer and convey to Assignee all of Assignor's right, title and interest in and to the following described property (collectively, the "Intangible Property") which property is being transferred "AS IS" with no warranties, either express or implied:

(i)

all deposits, licenses, permits, guaranties, warranties, contract rights, plans and specifications, architectural and engineering drawings, governmental permits and approvals, certificates of occupancy issued by any federal, state, county or municipal authority, development rights and entitlements pertaining to the ownership and operation of the Property, to the extent assignable;

(ii)

all general intangibles, copyrights, trademarks, service marks and other marks and trade or business names used exclusively in the operation of the Property, including without limitation, the non-exclusive right to use the name "Lake City Commons".  Notwithstanding the foregoing, so long as Assignor, its successors and assigns is the fee simple owner of the Retained Parcel  (as defined in the Agreement), it shall have the non-exclusive right to use the name "Lake City Commons " and can market the Retained Parcel as part of "Lake City Commons"; and

(iii)

those service and maintenance contracts listed on Schedule 2 attached hereto and made a part hereof (the "Contracts").

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1.

Assignor hereby assigns, transfers and conveys to Assignee in its “As Is Where Is” condition all of Assignor's right, title and interest in and to the Intangible Property.

2.

Assignee hereby assumes all of the right, title, duties and obligations of Assignor in and to the Intangible Property.

3.

Assignor shall defend, indemnify and hold harmless Assignee from and against any all Claims (as defined below) asserted against or incurred by Assignee as a result of any acts or omissions of Assignor vesting, accruing and/or arising under the Contracts prior to the date of this Assignment, and Assignee shall defend, indemnify and hold harmless Assignor from and against any all Claims asserted against or incurred by Assignor as a result of any acts or omissions of Assignee vesting, accruing and/or arising under the Contracts on or after the date of this Assignment. "Claims" means claims, demands, causes of action, losses, damages, liabilities, judgments, costs and expenses (including attorneys' fees, whether suit is instituted or not).

4.

This Assignment shall be governed by, interpreted under and construed in accordance with the laws of the State of Florida.  Venue for any lawsuit or action related to this Assignment shall be in Columbia County, Florida.

5.

The provisions of this Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

6.

This Assignment may be executed in counterparts, all of which shall constitute the same Assignment of Leases, notwithstanding that all parties to this Assignment of Leases are not signatories to the same or original counterpart.

[SIGNATURES TO FOLLOW ON NEXT PAGE]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date first set forth above.

WITNESSES:

SELLER:

LAKE CITY COMMONS RETAIL, LLC, a

Georgia limited liability company

By:

South Harbor Capital, LLC, its

Managing Member

Sign:

By:

Print Name:

Name:

Title:

Sign:

Print Name:

WITNESSES:

ASSIGNEE:

INLAND REAL ESTATE ACQUISITIONS, INC.

A ___________ corporation

By: _________________________________

Name: _______________________________

Its:__________________________________

Sign:___________________________

Print Name:______________________

Sign:____________________________

Print Name:______________________

SCHEDULE 1

LEGAL DESCRIPTION

SCHEDULE 2

CONTRACTS

EXHIBIT "J"

FIRPTA STATEMENT

The undersigned, on behalf of LAKE CITY COMMONS RETAIL, LLC, a Georgia limited liability company (the "Transferor"), being first duly sworn on oath, under the penalty of perjury, hereby certifies as follows:

1.

Section 1445 of the Internal Revenue Code of 1954, as amended, provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person.

2.

The Transferor is the owner of the property commonly known as Lake City Commons shopping center  located at NW Commons Loop, Lake City, Florida (the "Property"), which Property is legally described on Schedule 1 attached hereto.

3.

The Property is being transferred to INLAND REAL ESTATE ACQUISITIONS, INC., a Florida limited liability company (the "Transferee").

4.

The Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person, as those terms are defined in the Internal Revenue Code of 1954, as amended, and the Income Tax Regulations promulgated thereunder (collectively, the "Code"), and the office of the Transferor is ___________________________.

5.

Seller is a disregarded entity as defined in §1.1445-2(b)(2)(iii) in the Code.

6.

The United States taxpayer identification number of the Transferor is ____________.

7.

This Affidavit is being given pursuant to Section 1445 of the Code to inform the Transferee that withholding of tax is not required upon this disposition of a United States real property interests.

8.

The Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

[SIGNATURE TO FOLLOW ON NEXT PAGE]

Under penalty of perjury, the undersigned declares that the undersigned has examined this Affidavit and, to the best of the Transferor's knowledge and belief, it is true, correct and complete.

Date: _____________, 2010.

WITNESSES:

SELLER:

LAKE CITY COMMONS RETAIL, LLC, a

Georgia limited liability company

By:

South Harbor Capital, LLC, its

Managing Member

Sign:

By:

Print Name:

Name:

Title:

Sign:

Print Name:

STATE OF

)

) SS:

COUNTY OF

)

I HEREBY CERTIFY that the foregoing instrument was acknowledged and executed before this _____ day of ________________, 2010 by ________________________, as _________________ of  South Harbor Capital, LLC, a [Georgia] limited liability company, the Managing Member of Lake City Commons Retail, LLC a Georgia limited liability company, on behalf of the company. He/She is personally known to me or who has produced __________________ as identification.

Notary Public, State of

Printed Name:

My commission expires:

[Notary Seal]

EXHIBIT "K"

SELLER'S AFFIDAVIT

STATE OF ______________

COUNTY OF ____________

BEFORE ME, the undersigned authority, personally appeared ___________________ (the "Affiant"), who being first duly sworn upon oath, deposes and says as follows to the best of Affiant's actual knowledge, information and belief:

1.

The Affiant is the ___________ of South Harbor Capital, LLC, a Georgia limited liability company, the Managing Member of Lake City Commons Retail, LLC, a Georgia limited liability company (the "Seller"), and Affiant: (a) possesses personal knowledge of the statements contained herein, and (b) possesses all requisite power and authority necessary to execute and deliver this affidavit.

2.

The Seller is the owner in fee simple and is in possession of certain real property (the "Property") situate and being in Columbia County, Florida, being more particularly described on the attached Schedule 1.

3.

The Affiant makes this affidavit on behalf of the Seller in order to induce INLAND REAL ESTATE ACQUISITIONS, INC. (the "Purchaser"), to purchase the Property, and in order to induce ______________ Title Insurance Company (the "Title Insurer") to insure the Purchaser's title to the Property.

4.

There are no disputes concerning the location of the boundary lines of the Property.

5.

All labor, materials or services (if any) for which a lien could be claimed against the Property pursuant to the Florida Construction Lien Law (Chapter 713, Florida Statutes) were either furnished, completed and in place not less than ninety (90) days prior to the date of this affidavit or all charges for any such labor, materials or services whenever furnished have been paid in full, and the Affiant has not received notice from any materialman, laborer or subcontractor pursuant to the provisions of Florida Statutes Section 7l3.06.

6.

There are no outstanding unrecorded easements known to Seller or contracts for sale, agreements for deed or options to purchase affecting the Property or any portion thereof.

7.

There is no person or entity in possession of the Property or with a claim of the right to possession of any portion of the Property, except for Seller and those tenants listed on the attached Schedule 2 and subject to the matters described on Schedule 3 attached hereto.

8.

Seller has taken no action or executed (and shall not execute) any instrument other than in favor of Purchaser that would result in a change in title to the Property from and after the effective date of the Title Insurer's commitment to insure the Property in favor of the Purchaser which could adversely affect the interest to be insured by the Title Insurer.

9.

There are no matters known by Seller to be pending against Seller or the Property that could give rise to a lien that would attach to the Property between the effective date of said title commitment and the date of delivery by Seller of the deed to Purchaser.

FURTHER AFFIANT SAYETH NAUGHT.

Sign:

Print:

This instrument was acknowledged before me this ________ day of __________, 2010 by ___________________________, who personally appeared before me,  is personally known to me or  produced                                                                                                                  as identification.

Notary:

[NOTARIAL SEAL]

Print Name:

Notary Public, State of

My commission expires:

SCHEDULE 1

LEGAL DESCRIPTION

SCHEDULE 2

RENT ROLL

SCHEDULE 3

LIST OF TITLE EXCEPTIONS

EXHIBIT "L"

NOTICE TO TENANTS

_________________, 2010

TO ALL TENANTS AT LAKE CITY COMMONS SHOPPING CENTER

TO WHOM IT MAY CONCERN:

Please be advised that, effective as of the date of this letter, we have conveyed our entire ownership interest in the above-captioned Lake City Commons shopping center to Inland Real Estate Acquisitions, Inc., having an office at2901 Butterfield Road, Oakbrook, IL 60523.  All rents and other payments due and payable pursuant to the terms of your lease on or after the date hereof should be payable and remitted to the following address, which henceforth shall be the notice address for the Landlord under the lease until such time as any subsequent change of address notice may be given to you in accordance with the provisions of the lease:

Inland Real Estate Acquisitions, Inc.

2901 Butterfield Road

Oak Brook, IL 60523

Very truly yours,

LAKE CITY COMMONS RETAIL, LLC, a

Georgia limited liability company

By:

South Harbor Capital, LLC, its

Managing Member

By:

Name:

Title:

EXHIBIT "M"

DUE DILIGENCE CHECKLIST

PROPERTY:				Seller Comments
A	FINANCIAL INFORMATION
	1	Leases
		a	Copies of all leases, amendments and any guarantees
We need within three (3) days after acceptance of agreement.
		b	Copies of any REA, OEA, easements and encumbrances, owner association documents, if applicable.
We need within three (3) days after acceptance of agreement.
		c	Standard Lease form.

	2	Rent Roll
		a	Current Rent Roll
We need within three (3) days after acceptance of agreement.
		b	Rent Roll as of December 31 of previous year
		c	Rent information for any tenant who occupied a space during previous year, including vacated tenants as of December 31 of previous year.
		d	Future rent information for any tenant to occupy a space in the current year whose lease was signed and finalized as of December 31 of the previous year.
		e	Schedule of rents for free ret and stopped rent periods

	3	Copies of Commencement Letters to Tenants.

	4	Latest leasing status report		None

	5	Summary of recent lease transactions including rate and tenant improvement allowances		None

	6	Percentage Rent
		a	List of current tenants on percentage rent only or percentage rent in lieu basis	Publix Only
		b	Summary of percentage rents for the year ended December 31 of previous year and related support	None

	7	List of specialty license agreements		None

	8	Operating Statements
		a	Prior five full years income / operating statements ending December 31
		b	Income / Operating Statement from January 1 through the end of the most recent quarter.
		c	Year-to-date income / operating statement	Thru March 31, 2010

		d	Balance Sheet as of December 31 of previous year
		e	Current year / full year operating budgets
		f	Following year budget	None

	9	General Ledger
		a	General ledger detail for income statement accounts for the previous year ending December 31
		b	Year-to-date general ledger statement

	10	Copies of bills for Real Estate Taxes (last three years)

	11	Seller's Insurance
		a	Liability - copy of Declaration page for current and previous three years
		b	Property - copy of Declaration page for current and previous three years
		c	Property and Liability loss runs	N/A
		d	Elevation Certification for Flood Insurance	N/A

	12	Tenant Reconciliations
		a	Copies of reconciliations for CAM / Tax / Insurance for year ended December 31 of previous year for all tenants including vacated Tenants.
		b	Statement of current monthly amounts paid by tenants for CAM / Tax / Insurance plus a year-to-date balance of amounts paid by each tenant (Tenant Ledgers)

	13	Information related to any recent CAM or Tax Audits, including copies of reports

	14	Leakage report of reimbursable expenses by tenant

	15	Receivables status / Aging Report

	16	Tenant Sales reports for last three years (absolutely required for tenants who have kick-outs for sales or who paid percentage rent.)

	17	Tenant financial statements (non-anchor tenants)		None

	18	Lease Expirations
		a	Next three years
		b	Status of expirations, with kick-outs, with respect to renewal possibilities

	19	Description and breakdown of Promotional Income and Marketing Fund		N/A

	20	Leasing Plan

B	EXPENSE INFORMATION
	1	Utility Bills - 12 months of consecutive bills
		a	Water
		b	Gas

		c	Electric
		d	Telephone and dedicated lines (alarms)

	2	Service Agreements - Copies of all service agreements , contracts or leases that encumber the property
		a	Fire / Sprinkler / Burglar Alarms
		b	Antenna Cable / Satellite Dish
		c	Cleaning
		d	Exterminating
		e	Landscaping
		f	Scavenger
		g	Security Service
		h	Snow Removal
		i	Towing
		j	Union Contracts
		k	Elevator
		l	Uniform Rental
		m	Water Softeners
		n	Leasing
		o	Management Agreement
		p	Advertising
		q	Tax reduction legal fees
		r	Any other service contracts or leases not cancelable in 90 days

	3	Copies of one month's invoices for recurring contractual operating expenses (contractual, landscaping, sweeping, etc.)

	4	Copies of invoices for various significant expense items (repairs, maintenance, contractual)

	5	Detail of legal fees and any legal matters related to the property and/or tenants

	6	Capital Improvements
		a	Capital improvements over the last 36 months
		b	Five-year capital expenditure forecast	None
		c	Assignable warranties (other than roof)	None

C	ENVIRONMENTAL REPORTS
	1	Existing Phase I (and Phase II, if applicable)
	2	New Phase I

D	STAFFING
	1	Itemized by position and salary

E	SITE INSPECTIONS
	1	Inspection Report
	2	Photos

F	MISCELLANEOUS
	1	Code Violations
		a	Current and outstanding
		b	Last 24 months with compliance
		c	Contact municipalities as to other problems

	2		Copies of all warranties
		a	Roof
		b	Construction

	3	Current Tenant Contact List

	4	Certificates of Insurance for each tenant

	5	Appraisal
		a	Existing Third Party Appraisal
		b	New Appraisal

	6	Copy of Management Agreement

	7	Marketing / Leasing Brochures

	8	Survey

	9	Site Plan

	10	Building Photographs and aerials

	11	Certificates of Occupancy

	12	Zoning Letter

	13	Building Plans and Specifications

	14	Estoppels (Tenants, Guarantors, REAs, OEAs, Association's, if any)

	15	Engineering (Property Condition) Report

Base Rent / Physical Occupancy Previous Five Years
Year Ending December 31			Occupancy Rate as of December 31	Effective Annual Rental Rate as of December 31
2009
2008
2007

2206
2005
	9	General Ledger
		a	General ledger detail for income statement accounts for the previous year ending December 31
		b	Year-to-date general ledger statement

	10	Copies of bills for Real Estate Taxes (last three years)

	11	Seller's Insurance
		a	Liability - copy of Declaration page for current and previous three years
		b	Property - copy of Declaration page for current and previous three years
		c	Property and Liability loss runs
		d	Elevation Certification for Flood Insurance

	12	Tenant Reconciliations
		a	Copies of reconciliations for CAM / Tax / Insurance for year ended December 31 of previous year for all tenants including vacated Tenants.
		b	Statement of current monthly amounts paid by tenants for CAM / Tax / Insurance plus a year-to-date balance of amounts paid by each tenant (Tenant Ledgers)

	13	Information related to any recent CAM or Tax Audits, including copies of reports

	14	Leakage report of reimbursable expenses by tenant

	15	Receivables status / Aging Report

	16	Tenant Sales reports for last three years (absolutely required for tenants who have kick-outs for sales or who paid percentage rent.)

	17	Tenant financial statements (non-anchor tenants)

	18	Lease Expirations
		a	Next three years
		b	Status of expirations, with kick-outs, with respect to renewal possibilities

	19	Description and breakdown of Promotional Income and Marketing Fund

	20	Leasing Plan

B	EXPENSE INFORMATION
	1	Utility Bills - 12 months of consecutive bills
		a	Water

		b	Gas
		c	Electric
		d	Telephone and dedicated lines (alarms)

	2	Service Agreements - Copies of all service agreements , contracts or leases that encumber the property
		a	Fire / Sprinkler / Burglar Alarms
		b	Antenna Cable / Satellite Dish
		c	Cleaning
		d	Exterminating
		e	Landscaping
		f	Scavenger
		g	Security Service
		h	Snow Removal
		i	Towing
		j	Union Contracts
		k	Elevator
		l	Uniform Rental
		m	Water Softeners
		n	Leasing
		o	Management Agreement
		p	Advertising
		q	Tax reduction legal fees
		r	Any other service contracts or leases not cancelable in 90 days

	3	Copies of one month's invoices for recurring contractual operating expenses (contractual, landscaping, sweeping, etc.)

	4	Copies of invoices for various significant expense items (repairs, maintenance, contractual)

	5	Detail of legal fees and any legal matters related to the property and/or tenants

	6	Capital Improvements
		a	Capital improvements over the last 36 months
		b	Five-year capital expenditure forecast
		c	Assignable warranties (other than roof)

C	ENVIRONMENTAL REPORTS
	1	Existing Phase I (and Phase II, if applicable)
	2	New Phase I

D	STAFFING
	1	Itemized by position and salary

E	SITE INSPECTIONS
	1	Inspection Report

	2	Photos

F	MISCELLANEOUS
	1	Code Violations
		a	Current and outstanding
		b	Last 24 months with compliance
		c	Contact municipalities as to other problems

	2	Copies of all warranties
		a	Roof
		b	Construction

	3	Current Tenant Contact List

	4	Certificates of Insurance for each tenant

	5	Appraisal
		a	Existing Third Party Appraisal
		b	New Appraisal

	6	Copy of Management Agreement

	7	Marketing / Leasing Brochures

	8	Survey

	9	Site Plan

	10	Building Photographs and aerials

	11	Certificates of Occupancy

	12	Zoning Letter

	13	Building Plans and Specifications

	14	Estoppels (Tenants, Guarantors, REAs, OEAs, Association's, if any)

	15	Engineering (Property Condition) Report

Base Rent / Physical Occupancy Previous Five Years
Year Ending December 31			Occupancy Rate as of December 31	Effective Annual Rental Rate as of December 31
2009
2008

2007
2206
2005

EXHIBIT “N”

INTENTIONAL DELETED

EXHIBIT “O”

TENANT/GUARANTOR ESTOPPEL FORM

To:

Inland Real Estate Acquisitions, Inc., its lenders successors and assigns

[name of purchaser], its lenders, successors and assigns

[name of lender], its successors and assigns

2901 Butterfield Road

Oak Brook, Illinois 60523

Attention: Sharon Anderson-Cox

Re:

Lease Agreement dated __________and amended ___________________ (the “Lease”), between _______________________, as “Landlord”, and _________________, as “Tenant”, guaranteed by ___________________ (“Guarantor”) for leased premises known as Suite ___, Lake City Commons Shopping Center, Lake City, Florida (the “Premises”).

1.

Tenant hereby certifies to the parties listed above that the following representations with respect to the Lease are accurate and complete as of the date hereof:

a.  Dates of all amendments, letter

agreements, modifications and waivers

related to the Lease:

b.  Commencement Date:

c.  Expiration Date:

d.  Current Annual Base Rent/Next Adjustment Date:

e.  Fixed or CPI Rent Increases:

f.  Square Footage of Premises:

g.  Security Deposit Paid to Landlord:

h.  Renewal Options:   _______ Additional Terms for ____ years at $__________ per year

i.  Termination Options: Termination Date ______________; Fees Payable _________________

2.

Tenant further certifies to that:

a.

the Lease is presently in full force and effect and represents the entire agreement between Tenant and Landlord with respect to the Premises;

b.

the Lease has not been assigned and the Premises have not been sublet by Tenant;

c.

Tenant has accepted and is occupying the Premises, all construction required by the Lease has been completed and any payments, credits or abatements required to be given by Landlord to Tenant have been given;

d.

Tenant is open for business or is operating its business at the Premises;

e.

no installment of rent or other charges under the Lease other than current monthly rent has been paid more than 30 days in advance and Tenant is not in arrears on any rental payment or other charges;

f.

Landlord has no obligation to segregate the security deposit or to pay interest thereon;

g.

Landlord is not in default under the Lease and no event has occurred which, with the giving  of notice or passage of time, or both, could result in a default by Landlord;

h.

Tenant has no existing defenses, offsets, liens, claims or credits against the payment obligations under the Lease;

i.

Tenant has not been granted any options or rights to terminate the Lease earlier than the Expiration Date (except as stated in paragraph 1(i));

j.

Tenant has not been granted any options or rights of first refusal to purchase the Premises;

 k.

Tenant has not received notice of violation of any federal, state, county or municipal laws, regulations, ordinances, orders or directives relating to the use or condition of the Premises;

 l.

no hazardous wastes or toxic substances, as defined by all applicable federal, state or local statutes, rules or regulations have been disposed, stored or treated on or about the Premises by Tenant;

 m.

Tenant has not received any notice of a prior sale, transfer, assignment, pledge or other hypothecation of the Premises or the Lease or of the rents provided for therein;

 n.

Tenant has not filed, and is not currently the subject of any filing, voluntary or involuntary, for bankruptcy or reorganization under any applicable bankruptcy or creditors rights laws;

 o.

The Lease does not give the Tenant any operating exclusives for the Premises except for _______________; and

p.

Rent has been paid through ______ __, 2010.

3.

This certification is made with the knowledge that the parties named above are about to acquire title to the Premises or provide financing which shall be secured by a deed of trust (or mortgage), security agreement and assignment of rents, leases and contracts upon the Premises.  Tenant acknowledges that the Landlord’s interest in the Lease (as landlord) will be assigned to a lender as security for the loan.  All rent payments under the Lease shall continue to be paid to Landlord in accordance with the terms of the Lease until Tenant is notified otherwise in writing by the purchaser, or its successors and assigns.  In the event that a lender succeeds to landlord’s interest under the Lease, Tenant agrees to attorn to the lender at lender’s request, so long as the lender agrees that unless Tenant is in default under the Lease, the Lease will remain in full force and effect.  Tenant further acknowledges and agrees that the parties named above, and their respective successors and assigns shall have the right to rely on the information contained in this Certificate.  The undersigned is authorized to execute this Tenant Estoppel Certificate on behalf of Tenant.

[TENANT]

By:

Its:

Date:                                 , 2010

GUARANTOR ESTOPPEL CERTIFICATE

Date:                                    , 2010

To:

Inland Real Estate Acquisitions, Inc., its lenders successors and assigns

[name of purchaser], its lenders, successors and assigns

[name of lender], its successors and assigns

2901 Butterfield Road

Oak Brook, Illinois 60523

Attention: Sharon Anderson-Cox

Re:

Guaranty Agreement dated __________ (the “Guaranty of Lease”) pertaining to that certain lease between _______________________, as “Landlord”, and _________________, as “Tenant”, for leased premises known as Suite ___, Lake City Commons Shopping Center, Lake City, Florida (the “Premises”).

1.

Guarantor certifies to the parties named above that: (a) the Guaranty of Lease has been properly executed by Guarantor and is presently in full force and effect without amendment or modification except as noted above; (b) Guarantor has no existing defenses, offsets, liens, claims or credits against the obligations under the Guaranty of Lease.

2.

This certification is made with the knowledge that the parties named above are about to acquire title to the Premises or provide financing for the Premises which shall be secured by a deed of trust (or mortgage), security agreement and assignment of rents, leases and contracts upon the Premises.  Guarantor further acknowledges and agrees that the parties named above and their respective successors and assigns shall have the right to rely on the information contained in this Certificate.

3.

The undersigned is authorized to execute this Guarantor Estoppel Certificate on behalf of Guarantor.

[GUARANTOR]

By:

EXHIBIT “P”

REQUIRED ENDORSEMENTS

Florida Form 9.2;

Florida Survey (same lands);

Contiguity; and

Fairway Endorsement

EXHIBIT “Q”

SURVEY REQUIREMENTS

1.

General – The Survey must comply in all respects with the Minimum Standard Detail Requirements for ALTA/ASCM Land Title Surveys promulgated by the American Land Title Association and National Society of Professional Surveyors in 2005, and include the following Table A items: 1-5, 6, 7(a), 7(b)(1), 7(b)(2), 7(c), 8-10, 11(a), 13-14 and 16-18.

2.

Survey Certification – The Survey must be certified to: Inland Real Estate Acquisitions, Inc., Inland Diversified Lake City Commons, L.L.C., Chicago Title Insurance Company and also to any lender identified by Purchaser and communicated to Surveyor. Surveyor may use the form of certification promulgated by ALTA/NSPS in 2005.

3.

Legal Description

a.

If the record legal description does not match the measured legal description, surveyor should prepare and add an “as measured” metes and bounds legal description to the Survey so that the legal description can be traced.

b.

Surveyor should add a statement to the Survey that the record legal description and the measured legal description legally describe the same property

c.

Surveyor must add a statement to the Survey that the survey depicts the same property as shown in Title Commitment No. _____________ with an effective date of __________________.

4.

Schedule B Exceptions - Surveyor should list all Schedule B Exceptions on the face of the Survey.  After each exception, Surveyor should state whether each exception affects the Property.  Surveyor should also state whether or not the exception is plotted.  If plottable, Surveyor must plot.  The numbering should be updated to correlate to the numbering from the Title Commitment.  Surveyor should also update the numbering of each exception depicted on the Survey drawing.  If not plotted, Surveyor should state the reason why such item is not plotted (i.e. blanket in nature, illegible document, document not provided, etc.).

5.

Reciprocal Easement Agreements and Operation and Easement Agreements – Once Title Company insures the appurtenant easement estates created by these documents, Surveyor must then add each insured easement parcel to the Survey legal description so that it matches the Title Commitment word for word.  Surveyor must indicate and label the insured easement parcel on the Survey drawing.   If the limits of the insured easement estate cannot be shown on the Survey drawing, we will accept an easement exhibit.

6.

Zoning Requirements - Surveyor must add a Zoning Information section to the Survey showing the zone designation, setback, height, parking and floor area restrictions disclosed by the zoning or building codes.  Surveyor must plot all setback lines.

7.

Parking Spaces - Surveyor must show the total number of parking spaces, broken down by regular and handicap spaces.

8.

Statement of Encroachments - Surveyor should add a separate statement of encroachments to the Survey listing all encroachments including, but not limited to, encroachments of buildings or other improvements onto easement areas or over setback lines and encroachments of buildings or other improvements over the Property line.  If there are encroachments over property lines, Surveyor should state whether the encroachment is our improvement onto the adjoiner’s property or whether it is adjoiner’s improvement onto our Property.  Surveyor should also note the dimensions of such encroachments.  If there are none, Surveyor should so state.  Surveyor should clearly identify all encroachments on the Survey drawing.

9.

Flood Zones – Surveyor must list the applicable flood zone designation for the Property.  If any portion of the Property is within a flood hazard zone, Surveyor must provide building elevation certificates.

EXHIBIT “R”

AUDIT REPRESENTATION LETTER

___________________, 20__

KPMG LLP

303 E. Wacker Drive

Chicago, IL  60601

Ladies and Gentlemen:

We are providing this letter in connection with your audit of the Historical Summary of Gross Income an Direct Operating Expenses (“Historical Summary”) of Merrimack Village Shopping Center, Merrimack, New Hampshire (the “Property”) for the year ended December 31, 2009 for the purpose of expressing an opinion as to whether the Historical Summary presents fairly, in all material respects, the gross income and direct operating expenses in conformity with the CASH or ACCRUAL (choose one) method of accounting.

Certain representations in this letter are described as being limited to matters that are material.  Items are considered material, regardless of size, if they involve an omission or misstatement of accounting information that, in the light of surrounding circumstances, makes it probable that the judgment of a reasonable person relying on the information would be changed or influenced by the omission or misstatement.

We confirm, to the best of our knowledge and belief, the following representations made to you during your audit:

1.

We have made available to you all financial records and related data.

2.

There are no:

a.

Violations or possible violations of laws or regulations, whose effects should be considered for disclosure in the Historical Summary or as a basis for recording a loss contingency.

b.

Unasserted claims or assessments that our lawyers have advised us are probable of assertion and must be disclosed in accordance with FASB Accounting Standards Codification (ASC) 450, Contingencies.

c.

Other liabilities or gain or loss contingencies that are required to be accrued or disclosed by FASB ASC 450, Contingencies.

d.

Material transactions that have not been properly recorded in the accounting records underlying the Historical Summary.

e.

Events that have occurred subsequent to the Historical Summary date and through the date of this letter that would require adjustment to or disclosure in the Historical Summary.

3.

We acknowledge our responsibility for the design and implementation of programs and controls to prevent, deter and detect fraud.  We understand that the term “fraud” includes misstatements arising from fraudulent financial reporting and misstatements arising from misappropriation of assets.

4.

We have no knowledge of any fraud or suspected fraud affecting the entity involving:

a.

Management,

b.

Employees who have significant roles in internal control over financial reporting, or

c.

Others where the fraud could have a material effect on the Historical Summary.

5.

We have no knowledge of any allegations of fraud or suspected fraud affecting the entity received in communications from employees, former employees, or others.

6.

We have no knowledge of any officer or director of the Property, or any other person acting under the direction thereof, having taken any action to fraudulently influence, coerce, manipulate or mislead you during your audit.

7.

The Property has complied with all aspects of contractual agreements that would have a material effect on the Historical Summary in the event of noncompliance.

8.

All income from operating leases is included as gross income in the Historical Summary.  No other forms of revenue are included in the Historical Summary.

Further, we confirm that we are responsible for the fair presentation in the Historical Summary, results of Gross Income and Direct Operating Expenses for the year ended December 31, 2009 in conformity with the CASH or ACCRUAL (choose one) method of accounting.

Very truly yours,

_______________________________

(insert seller name)

By:

Name:

Its:

 (should be person who signed the contract)

By:

Name:

Its:

 (should be primary accounting decision maker)

FIRST AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE

THIS FIRST AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE (this "Amendment") is made as of the 14th day of May, 2010 (the "Effective Date"), between LAKE CITY COMMONS RETAIL, LLC, a Georgia limited liability company ("Seller"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Purchaser").

RECITALS

A.

On April 29, 2010, Purchaser and Seller entered into an agreement (the "Original Agreement") pursuant to which Seller agreed to sell and Purchaser agreed to acquire the real property, improvements and related assets defined in the Original Agreement as the "Property".

B.

The parties wish to amend the Original Agreement as more fully set forth below. The Original Agreement and this Amendment shall together constitute the "Agreement"). All capitalized terms not defined in this Amendment shall have the meanings ascribed to them in the Original Agreement.

1.

The second sentence of Paragraph 28 of the Agreement is deleted, and replaced in its entirety with the following: "The parties agree that during the period commencing on the Effective Date and ending on May 18, 2010, the parties will use good faith diligent efforts to enter into an amendment to this Agreement, or a separate agreement with respect to Seller's development and leasing of the Retained Parcel and the sale by Seller and acquisition by Purchaser of the Retained Parcel, once development and leasing are complete.”

2.

Except as modified by this Amendment, the remaining terms and conditions of the Agreement shall remain in full force and effect.

[SIGNATURES TO FOLLOW ON NEXT PAGE]

127241.1 doc

IN WITNESS WHEREOF the Seller and Purchaser have executed this Agreement, each as of the date indicated below as the date of its execution.

PURCHASER:

INLAND REAL ESTATE ACQUISITIONS, INC.,

an Illinois corporation

By: /s/ Mark Cosenza

Mark Cosenza, Vice President

Date of Execution:  May 14, 2010

[SIGNATURES CONTINUE ON NEXT PAGE]

1

SELLER:

LAKE CITY COMMONS RETAIL, LLC,

a Georgia limited liability company

By:

South Harbor Capital, LLC,

its Managing Member

By: /s/ William P. Sullivan

Name: William P. Sullivan

Title: Sole Manager

Date of Execution:  May, 2010

2

SECOND AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE

THIS SECOND AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE (this "Amendment") is made as of the 18th day of May, 2010 (the "Effective Date"), between LAKE CITY COMMONS RETAIL, LLC, a Georgia limited liability company ("Seller"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Purchaser").

RECITALS

A.

On April 29, 2010, Purchaser and Seller entered into an agreement (the “Original Agreement”) pursuant to which Seller agreed to sell and Purchaser agreed to acquire the real property, improvements and related assets defined in the Original Agreement as the “Property”. The parties amended the Agreement on May 14, 2010.

B.

The parties wish to amend the Original Agreement as more fully set forth below. The Original Agreement, all prior amendments and this Amendment shall together constitute the “Agreement”). All capitalized terms not defined in this Amendment shall have the meanings ascribed to them in the Original Agreement.

1.

The second sentence of Paragraph 28 of the Agreement is deleted, and replaced in its entirety with the following: “The parties agree that during the period commencing on the Effective Date and ending on May 20, 2010, the parties will use  good faith diligent efforts to enter into an amendment to this Agreement, or a separate agreement with respect to Seller’s development and leasing of the Retained Parcel and the sale by Seller and acquisition by Purchaser of the Retained Parcel, once development and leasing are complete.”

2.

Except as modified by this Amendment, the remaining terms and conditions of the Agreement shall remain in full force and effect.

[SIGNATURES TO FOLLOW ON NEXT PAGE]

127241.1 doc

IN WITNESS WHEREOF the Seller and Purchaser have executed this Agreement, each as of the date indicated below as the date of its execution.

PURCHASER:

INLAND REAL ESTATE ACQUISITIONS, INC.,

an Illinois corporation

By: /s/ Mark Cosenza

Mark Cosenza, Vice President

Date of Execution:  May 18, 2010

[SIGNATURES CONTINUE ON NEXT PAGE]

SELLER:

LAKE CITY COMMONS RETAIL, LLC,

a Georgia limited liability company

By:

South Harbor Capital, LLC,

its Managing Member

By: /s/ William P. Sullivan

Name: William P. Sullivan

Title: Sole Manager

Date of Execution:  May 18, 2010

THIRD AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE

THIS THIRD AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE (this "Amendment") is made as of the 20th day of May, 2010 (the "Effective Date"), between LAKE CITY COMMONS RETAIL, LLC, a Georgia limited liability company ("Seller"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Purchaser").

RECITALS

C.

On April 29, 2010, Purchaser and Seller entered into an agreement (the “Original Agreement”) pursuant to which Seller agreed to sell and Purchaser agreed to acquire the real property, improvements and related assets defined in the Original Agreement as the “Property”. The parties amended the Agreement pursuant to that certain First Amendment to Agreement for Sale and Purchase dated on or around May 14, 2010 and pursuant to that certain Second Amendment to Agreement for Sale and Purchase dated on or around May 18, 2010. The Original Agreement, all prior amendments and this Amendment shall together constitute the “Agreement”).

D.

The parties wish to amend the Original Agreement as more fully set forth below. All capitalized terms not defined in this Amendment shall have the meanings ascribed to them in the Original Agreement.

1.

Paragraph 28 of the Agreement is deleted, and replaced in its entirety with the following:

If Seller decides to sell the Retained Parcel, then Seller shall give notice to Purchaser of such decision, and the parties will negotiate in good faith for a period of thirty (30) days following Purchaser's receipt of such notice to agree upon terms upon which Seller is willing to sell, and Purchaser is willing to purchase, the Retained Parcel (“Right of First Negotiation”).  If after using good faith efforts the parties have not agreed upon such terms and entered into a binding contract for sale and purchase of the Retained Parcel within such thirty (30) day period, then in such case Purchaser shall have no further right to purchase the Retained Parcel, and Seller shall be entitled to sell same without further claim or demand by Purchaser on any terms determined by Seller to be acceptable (and whether or not more favorable to the buyer than terms discussed during the negotiation period by Seller and Purchaser).  Notwithstanding the foregoing, in the event this Agreement is terminated and Purchaser does not acquire the Property, then the Right of First Negotiation shall terminate and neither party shall have any further rights or obligations under this Section 28 of this Agreement.

2.

Except as modified by this Amendment, the remaining terms and conditions of the Agreement shall remain in full force and effect.

[SIGNATURES TO FOLLOW ON NEXT PAGE]

127386.2

IN WITNESS WHEREOF the Seller and Purchaser have executed this Agreement, each as of the date indicated below as the date of its execution.

PURCHASER:

INLAND REAL ESTATE ACQUISITIONS, INC.,

an Illinois corporation

By: /s/ Mark Cosenza

Mark Cosenza, Vice President

Date of Execution:  May 21, 2010

[SIGNATURES CONTINUE ON NEXT PAGE]

SELLER:

LAKE CITY COMMONS RETAIL, LLC,

a Georgia limited liability company

By:

South Harbor Capital, LLC,

its Managing Member

By: /s/ William P. Sullivan

Name: William P. Sullivan

Title: Sole Manager

Date of Execution:  May 21, 2010

FOURTH AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE

THIS FOURTH AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE (this "Amendment") is made as of the 11th day of June, 2010 (the "Effective Date"), between LAKE CITY COMMONS RETAIL, LLC, a Georgia limited liability company ("Seller"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Purchaser").

RECITALS

A.

On April 29, 2010, Purchaser and Seller entered into an agreement (the "Original Agreement") pursuant to which Seller agreed to sell and Purchaser agreed to acquire the real property, improvements and related assets defined in the Original Agreement as the "Property". The parties amended the Agreement pursuant to that certain First Amendment to Agreement for Sale and Purchase dated on or around May 14, 2010 and pursuant to that certain Second Amendment to Agreement for Sale and Purchase dated on or around May 18, 2010 and pursuant to that certain Third Amendment to Agreement for Sale and Purchase dated on or around May 20, 2010. The Original Agreement, all prior amendments and this Amendment shall together constitute the "Agreement").

B.

The parties wish to amend the Original Agreement as more fully set forth below. All capitalized terms not defined in this Amendment shall have the meanings ascribed to them in the Original Agreement.

1.

Paragraph 4 of the Agreement is hereby amended to indicate that the "Termination Date" shall be 6:00 P.M. Eastern Time on June 18, 2010:

2.

The parties agree that emailed executed copies of this Amendment shall be given the effect of and may be treated as original versions.

3.

Except as modified by this Amendment, the remaining terms and conditions of the Agreement shall remain in full force and effect

[SIGNATURES TO FOLLOW ON NEXT PAGE]

127386.2

IN WITNESS WHEREOF the Seller and Purchaser have executed this Agreement, each as of the date indicated below as the date of its execution.

PURCHASER:

INLAND REAL ESTATE ACQUISITIONS, INC.,

an Illinois corporation

By: /s/ Mark Cosenza

Mark Cosenza, Vice President

Date of Execution:  June 11, 2010

[SIGNATURES CONTINUE ON NEXT PAGE]

1

SELLER:

LAKE CITY COMMONS RETAIL, LLC,

a Georgia limited liability company

By:

South Harbor Capital, LLC,

its Managing Member

By: /s/ William P. Sullivan

Name: William P. Sullivan

Title: Sole Manager

Date of Execution:  June 11, 2010

2

FIFTH AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE

THIS FIFTH AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE (this "Amendment") is made as of the 18th day of June, 2010 (the "Effective Date"), between LAKE CITY COMMONS RETAIL, LLC, a Georgia limited liability company ("Seller"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Purchaser").

RECITALS

A.

On April 29, 2010, Purchaser and Seller entered into an agreement (the “Original Agreement”) pursuant to which Seller agreed to sell and Purchaser agreed to acquire the real property, improvements and related assets defined in the Original Agreement as the “Property”. The parties amended the Agreement pursuant to that certain First Amendment to Agreement for Sale and Purchase dated on or around May 14, 2010 and pursuant to that certain Second Amendment to Agreement for Sale and Purchase dated on or around May 18, 2010 and pursuant to that certain Third Amendment to Agreement for Sale and Purchase dated on or around May 20, 2010 and pursuant to that certain Fourth Amendment to Agreement for Sale and Purchase dated on or around June 11, 2010. The Original Agreement, all prior amendments and this Amendment shall together constitute the “Agreement”).

B.

The parties wish to amend the Original Agreement as more fully set forth below. All capitalized terms not defined in this Amendment shall have the meanings ascribed to them in the Original Agreement.

1.

Paragraph 4 of the Agreement is hereby amended to indicate that the “Termination Date” shall be 6:00 P.M. Eastern Time on June 25, 2010:

2.

The parties agree that emailed executed copies of this Amendment shall be given the effect of and may be treated as original versions.

3.

Except as modified by this Amendment, the remaining terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF the Seller and Purchaser have executed this Agreement, each as of the date indicated below as the date of its execution.

PURCHASER:

SELLER:

INLAND REAL ESTATE ACQUISITIONS, INC.,

LAKE CITY COMMONS RETAIL, LLC,

an Illinois corporation

a Georgia limited liability company

By:

South Harbor Capital, LLC,

its Managing Member

By:_/s/ Mark Cosenza

By: /s/ William P. Sullivan

Mark Cosenza

Name: William P. Sullivan

Vice President

Title: Sole Manager

Date of Execution:  June 18, 2010

Date of Execution:  June 18, 2010

SIXTH AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE

THIS SIXTH AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE (this "Amendment") is made as of the 25th day of June, 2010 (the "Effective Date"), between LAKE CITY COMMONS RETAIL, LLC, a Georgia limited liability company ("Seller"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Purchaser").

RECITALS

A.

On April 29, 2010, Purchaser and Seller entered into an agreement (the “Original Agreement”) pursuant to which Seller agreed to sell and Purchaser agreed to acquire the real property, improvements and related assets defined in the Original Agreement as the “Property”. The parties amended the Agreement pursuant to that certain First Amendment to Agreement for Sale and Purchase dated on or around May 14, 2010 and pursuant to that certain Second Amendment to Agreement for Sale and Purchase dated on or around May 18, 2010 and pursuant to that certain Third Amendment to Agreement for Sale and Purchase dated on or around May 20, 2010 and pursuant to that certain Fourth Amendment to Agreement for Sale and Purchase dated on or around June 11, 2010 and pursuant to that certain Fifth Amendment to Agreement for Sale and Purchase dated on or around June 18, 2010. The Original Agreement, all prior amendments and this Amendment shall together constitute the “Agreement”).

B.

The parties wish to amend the Original Agreement as more fully set forth below. All capitalized terms not defined in this Amendment shall have the meanings ascribed to them in the Original Agreement.

1.

Paragraph 4 of the Agreement is hereby amended to indicate that the “Termination Date” shall be 6:00 P.M. Eastern Time on June 29, 2010.

2.

The parties agree that emailed executed copies of this Amendment shall be given the effect of and may be treated as original versions.

3.

Except as modified by this Amendment, the remaining terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF the Seller and Purchaser have executed this Agreement, each as of the date indicated below as the date of its execution.

PURCHASER:

SELLER:

INLAND REAL ESTATE ACQUISITIONS, INC.,

LAKE CITY COMMONS RETAIL, LLC,

an Illinois corporation

a Georgia limited liability company

By:

South Harbor Capital, LLC,

its Managing Member

By:_/s/ Mark Cosenza

By: /s/ William P. Sullivan

Mark Cosenza

Name: William P. Sullivan

Vice President

Title: Sole Manager

Date of Execution:  June 25, 2010

Date of Execution:  June 25, 2010

SEVENTH AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE

THIS SEVENTH AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE (this "Amendment") is made as of the 29th day of June, 2010 (the "Effective Date"), between LAKE CITY COMMONS RETAIL, LLC, a Georgia limited liability company ("Seller"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Purchaser").

RECITALS

A.

On April 29, 2010, Purchaser and Seller entered into an agreement (the “Original Agreement”) pursuant to which Seller agreed to sell and Purchaser agreed to acquire the real property, improvements and related assets defined in the Original Agreement as the “Property”. The parties amended the Agreement pursuant to that certain First Amendment to Agreement for Sale and Purchase dated on or around May 14, 2010 and pursuant to that certain Second Amendment to Agreement for Sale and Purchase dated on or around May 18, 2010 and pursuant to that certain Third Amendment to Agreement for Sale and Purchase dated on or around May 20, 2010 and pursuant to that certain Fourth Amendment to Agreement for Sale and Purchase dated on or around June 11, 2010 and pursuant to that certain Fifth Amendment to Agreement for Sale and Purchase dated on or around June 18, 2010 and pursuant to that certain Sixth Amendment to Agreement for Sale and Purchase dated on or around June 25, 2010. The Original Agreement, all prior amendments and this Amendment shall together constitute the “Agreement”).

B.

The parties wish to amend the Original Agreement as more fully set forth below. All capitalized terms not defined in this Amendment shall have the meanings ascribed to them in the Original Agreement.

1.

Paragraph 4 of the Agreement is hereby amended to indicate that the “Termination Date” shall be 6:00 P.M. Eastern Time on July 1, 2010.

2.

Paragraph 11 of the Agreement is hereby amended to indicate that the Closing Date shall be July 20, 2010. Notwithstanding the foregoing, Purchaser shall have the option to designate an earlier Closing Date upon two days written prior notice to Seller.

3.

The parties agree that emailed executed copies of this Amendment shall be given the effect of and may be treated as original versions.

4.

Except as modified by this Amendment, the remaining terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF the Seller and Purchaser have executed this Agreement, each as of the date indicated below as the date of its execution.

PURCHASER:

SELLER:

INLAND REAL ESTATE ACQUISITIONS, INC.,

LAKE CITY COMMONS RETAIL, LLC,

an Illinois corporation

a Georgia limited liability company

By:

South Harbor Capital, LLC,

its Managing Member

By:_/s/ Mark Cosenza

By: /s/ William P. Sullivan

Mark Cosenza

Name: William P. Sullivan

Vice President

Title: Sole Manager

Date of Execution:  June 29, 2010

Date of Execution:  June 29, 2010

EIGHTH AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE

THIS EIGHTH AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE (this "Amendment") is made as of the 1st of July, 2010 (the "Effective Date"), between LAKE CITY COMMONS RETAIL, LLC, a Georgia limited liability company ("Seller"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Purchaser").

RECITALS

A.

On April 29, 2010, Purchaser and Seller entered into an agreement (the “Original Agreement”) pursuant to which Seller agreed to sell and Purchaser agreed to acquire the real property, improvements and related assets defined in the Original Agreement as the “Property”. The parties amended the Agreement pursuant to that certain First Amendment to Agreement for Sale and Purchase dated on or around May 14, 2010 and pursuant to that certain Second Amendment to Agreement for Sale and Purchase dated on or around May 18, 2010 and pursuant to that certain Third Amendment to Agreement for Sale and Purchase dated on or around May 20, 2010 and pursuant to that certain Fourth Amendment to Agreement for Sale and Purchase dated on or around June 11, 2010 and pursuant to that certain Fifth Amendment to Agreement for Sale and Purchase dated on or around June 18, 2010 and pursuant to that certain Sixth Amendment to Agreement for Sale and Purchase dated on or around June 25, 2010 and pursuant to that certain Seventh Amendment to Agreement for Sale and Purchase dated on or around June 29, 2010. The Original Agreement, all prior amendments and this Amendment shall together constitute the “Agreement”).

B.

The parties wish to amend the Original Agreement as more fully set forth below. All capitalized terms not defined in this Amendment shall have the meanings ascribed to them in the Original Agreement.

1.

Paragraph 4 of the Agreement is hereby amended to indicate that the “Termination Date” shall be 6:00 P.M. Eastern Time on July 2, 2010.

2.

The parties agree that emailed executed copies of this Amendment shall be given the effect of and may be treated as original versions.

3.

Except as modified by this Amendment, the remaining terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF the Seller and Purchaser have executed this Agreement, each as of the date indicated below as the date of its execution.

PURCHASER:

SELLER:

INLAND REAL ESTATE ACQUISITIONS, INC.,

LAKE CITY COMMONS RETAIL, LLC,

an Illinois corporation

a Georgia limited liability company

By:

South Harbor Capital, LLC,

its Managing Member

By:_/s/ Mark Cosenza

By: /s/ William P. Sullivan

Mark Cosenza

Name: William P. Sullivan

Vice President

Title: Sole Manager

Date of Execution:  July 1, 2010

Date of Execution:  July 1, 2010

1156676_1